As filed with the Securities and Exchange Commission on March 1, 1995

                                     Registration No. 33-89848
                                                      811-8190

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |_|
                         Pre-Effective Amendment No.--                 |_|
                       Post-Effective Amendment No. 1                  |X|

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_|

                                 Amendment No. 3

                       UNITED OF OMAHA SEPARATE ACCOUNT C
                       ----------------------------------
                           (Exact Name of Registrant)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                     --------------------------------------
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska, 68175
                  ---------------------------------------------
              (Address of Depositor's Principal Executive Offices)

                Depositor's Telephone Number, including Area Code
                                 (402) 351-5087

Name and Address of
  Agent for Service:                             Copy to:
Kenneth W. Reitz, Esquire                        Frederick R. Bellamy, Esquire
United of Omaha Life Insurance Company           Sutherland, Asbill & Brennan
Mutual of Omaha Plaza, 3-Law                     1275 Pennsylvania Avenue, N.W.
Omaha, Nebraska, 68175-1008                      Washington, D.C. 20004-2404

        It is proposed that this filing will become effective (check appropriate box):

        |_|  immediately  upon filing pursuant to paragraph (b)
        |_|  on _________ pursuant to paragraph (b)
        |_|  60 days after filing pursuant to paragraph (a)(i)
        |X|  on May 1, 1996 pursuant to paragraph (a)(i)
        |_|  75 days after filing  pursuant  to  paragraph  (a)(ii)
        |_|  on   ________pursuant  to paragraph (a)(ii) or Rule 485

     If  appropriate  check the following  box:

        [X] The Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

        Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant previously registered an indefinite amount of Ultrannuity Series V Variable Annuity Policies under the Securities Act of 1933. The Registrant filed a Rule 24f-2 notice on February 29, 1996 for its most recent fiscal year ended December 31, 1995.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495


                   Showing Location in Part A (Prospectus) and
                  Part B (Statement of Additional Information)
          of Registration Statement of Information Required by Form N-4
          -------------------------------------------------------------

                                     PART A
                                     ------

Item of Form N-4                         Prospectus Caption
----------------                         ------------------

1.   Cover Page.......................   Cover Page

2.   Definitions......................   Definitions

3.   Synopsis.........................   Summary; Historical Performance Data

4.   Condensed Financial Information..   Financial Statements

5.   General
     (a) Depositor....................   United of Omaha Life Insurance Company
     (b) Registrant...................   The Variable Account
     (c) Portfolio Company............   The Series Funds
     (d) Fund Prospectus..............   The Series Funds
     (e) Voting Rights................   Voting Rights

6.   Deductions and Expenses
     (a) General......................   Charges and Deductions
     (b) Sales Load %.................   Withdrawal Charge
     (c) Special Purchase Plan........   N/A
     (d) Commissions..................   Distributor of the Policies
     (e) Expenses - Registrant........   N/A
     (f) Fund Expenses................   Expenses Including Investment
                                         Advisory Fees
     (g) Organizational Expenses......   N/A

7.   Policies
     (a) Persons with Rights..........   The Policy; Election of Annuity Option,
                                         Determination of Annuity Payments;
                                         Annuity Starting Date; Ownership
                                         of the Policy; Voting Rights
     (b) (i)   Allocation of Premium
               Payments..............    Allocation of Purchase Payments
         (ii)  Transfers.............    Transfers
         (iii) Exchanges.............    N/A
     (c) Changes.....................    Addition, Deletion or Substitution of
                                         Investments; Election of Annuity
                                         Option; Annuity Starting Date;
                                         Beneficiary; Ownership of the Policy
     (d) Inquiries...................    Summary

8.   Annuity Period..................    Payout Options

9.   Death Benefit...................    Death of Annuitant or Owner Prior to
                                         Annuity Starting Date

10.  Purchase and Policy Values

     (a) Purchases...................    Policy Application and Issuance of
                                         Policies; Purchase Payments
     (b) Valuation...................    Accumulation Value; The Variable
                                         Account Value
     (c) Daily Calculation...........    The Variable Account Value
     (d) Underwriter.................    Distributor of the Policies

11.  Redemptions
     (a) By Owners...................    Withdrawals
         By Annuitant................    N/A
     (b) Texas ORP...................    Restrictions Under the Texas Optional
                                         Retirement Program
     (c) Check Delay.................    Payment not Honored by Bank
     (d) Lapse.......................    N/A
     (e) Free Look...................    Summary

12.  Taxes...........................    Certain Federal Income Tax Consequences

13.  Legal Proceedings...............    Legal Proceedings

14.  Table of Contents for the
     Statement of                        Statement of Additional
     Additional Information..........    Information


                                     PART B
                                     ------

Item of Form N-4                         Statement of Additional
----------------                         Information Caption
                                         -------------------

15.  Cover Page......................    Cover Page

16.  Table of Contents...............    Table of Contents

17.  General Information
     and History.....................    (Prospectus) United of
                                         Omaha Life Insurance Company

18.  Services
     (a) Fees and Expenses
         of Registrant...............    N/A
     (b) Management Policies.........    N/A
     (c) Custodian...................    Custody of Assets
         Independent
         Auditors  ..................    Independent Auditors
     (d) Assets of Registrant........    Custody of Assets
     (e) Affiliated Person...........    N/A
     (f) Principal Underwriter.......    Distribution of the Policies

19.  Purchase of Securities
     Being Offered...................    Distribution of the Policies
     Offering Sales Load.............    N/A

20.  Underwriters....................    Distribution of the Policies;
                                          (Prospectus) Distributor of
                                          the Policies
21.  Calculation of Performance
     Data............................    Calculation of Yields and Total
                                         Returns; Other Performance Data
22.  Annuity Payments................    (Prospectus) Election of Payout Option;
                                         (Prospectus)Determination of Annuity
                                         Payments
23.  Financial Statements............    Financial Statements


                           PART C -- OTHER INFORMATION
                           ---------------------------

Item of Form N-4                         Part C Caption
----------------                         --------------

24.  Financial Statements
     and Exhibits....................    Financial Statements and Exhibits
     (a) Financial Statements........    Financial Statements
     (b) Exhibits....................    Exhibits

25.  Directors and Officers of.......    Directors and Officers of the
     the Depositor...................    Depositor

26.  Persons Controlled By or
     Under Common Control
     with the Depositor                 Persons Controlled By or Under Common
     or Registrant ..................   Control with the Depositor or Registrant

27.  Number of Policyowners..........    Number of Policyowners

28.  Indemnification.................    Indemnification

29.  Principal Underwriters..........    Principal Underwriters

30.  Location of Accounts
     and Records.....................    Location of Accounts and Records

31.  Management Services.............    Management Services

32.  Undertakings....................    Undertakings

     Signature Page..................    Signatures

--------------------------------------------------------------------------------
Prospectus                                                          May 1, 1996
                    THE ULTRANNUITY SERIES V VARIABLE ANNUITY
                    -----------------------------------------

                                 Issued Through

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                                       by

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


     This Prospectus describes the Ultrannuity Series V Variable Annuity Policy (the "Policy"), a Flexible Payment Variable Deferred Annuity offered by United of Omaha Life Insurance Company. The Policy is designed to aid in long-term financial planning and provides for the accumulation of capital by individuals on a tax-deferred basis for retirement or other long-term purposes.

     The Owner may allocate Net Purchase Payments to one or more of the eighteen Eligible investments, which are the seventeen Subaccounts of the United of Omaha Separate Account C (the "Variable Account") and the Fixed Account. Assets of each Subaccount of the Variable Account are invested in a corresponding mutual fund Portfolio. The Portfolios are described in separate prospectuses that accompany this Prospectus. The Policy's available investment options are:

Alger American Growth Portfolio
Alger American Small Capitalization Portfolio
Federated Prime Money Fund II("Money Market")Portfolio
Federated Fund for U.S. Government Securities Portfolio
Fidelity Asset Manager: Growth Portfolio
Fidelity Equity Income Portfolio
Fidelity Contrafund Portfolio
MFS Emerging Growth Portfolio
MFS High Income Fund Portfolio
MFS Research Portfolio
MFS World Government Portfolio
Scudder International Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Portfolio
T. Rowe Price Limited Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
Fixed Account

     The Accumulation Value in the Variable Account will vary in accordance with the investment performance of the Subaccounts selected by the Owner. Therefore, the Owner bears the entire investment risk under this Policy for all amounts allocated to the Variable Account. Amounts allocated to the Fixed Account are guaranteed by United of Omaha Life Insurance Company ("United of Omaha") and will earn a specified rate of interest declared periodically.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INTEREST IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     This Prospectus sets forth the information that a prospective investor should consider before investing in a Policy. A Statement of Additional Information about the Policy and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing United of Omaha at its Service Office (United of Omaha Annuity Service Division, P.O. Box 419472, Kansas City, Missouri 64141-6472) or by calling 1-800-238-9354. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

     The Policy may be purchased with an initial Purchase Payment of at least $5,000, and an Owner generally may pay additional Purchase Payments of at least $500 each (but no additional Purchase Payments are required).


     The Policy provides for periodic annuity payments to be made by United of Omaha to the Owner, if living, for the life of the Annuitant or for some other period, beginning on the Annuity Starting Date selected by the Owner. Prior to the Annuity Starting Date, the Owner can transfer Accumulation Value among the Eligible Investments, that is, among the Fixed Account and the seventeen Subaccounts of the Variable Account (some prohibitions and restrictions apply, especially on transfers out of the Fixed Account). The Owner can also elect to withdraw all or a portion of the Cash Surrender Value; however, withdrawals may be taxable, subject to a Withdrawal Charge and/or a tax penalty, and withdrawals from the Fixed Account may be delayed.


     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION GENERALLY DESCRIBE ONLY THE POLICIES AND THE VARIABLE ACCOUNT, EXCEPT WHEN THE FIXED ACCOUNT IS SPECIFICALLY MENTIONED.



                      PLEASE READ THIS PROSPECTUS CAREFULLY
                       AND RETAIN IT FOR FUTURE REFERENCE.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                 THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED
                   BY A CURRENT PROSPECTUS FOR EACH PORTFOLIO

                                TABLE OF CONTENTS
                                                                          Page

DEFINITIONS ...........................................................      4
SUMMARY................................................................      6
FINANCIAL STATEMENTS...................................................     13
UNITED OF OMAHA LIFE INSURANCE COMPANY.................................     14
THE ELIGIBLE INVESTMENTS...............................................     14
         The Variable Account..........................................     14
         Historical Performance Data...................................     18
             Standardized Performance Data.............................     18
             Non-Standardized Performance Data.........................     19
         The Fixed Account.............................................     25
         Transfers.....................................................     25
         Dollar Cost Averaging.........................................     26
         Asset Allocation Program......................................     27
THE POLICY.............................................................     27
         Policy Application and Issuance of Policies...................     27
         Purchase Payments.............................................     27
         Accumulation Value............................................     28
         Telephone Transactions .......................................     29
DISTRIBUTIONS UNDER THE POLICY.........................................     29
         Withdrawals...................................................     29
         Systematic Withdrawal Plan....................................     30
         Annuity Payments..............................................     30
             Annuity Starting Date.....................................     30
             Election of Payout Option.................................     30
             Payout Options............................................     31
         Death Benefit.................................................     32
             Death of Owner Prior to Annuity Starting Date.............     32
             Death of Owner On or After Annuity Starting Date..........     33
             Beneficiary...............................................     33
         IRS Required Distributions....................................     33
         Restrictions Under the Texas Optional Retirement Program......     33
CHARGES AND DEDUCTIONS.................................................     34
         Withdrawal Charge.............................................     34
         Waiver of Withdrawal Charges..................................     34
         Mortality and Expense Risk Charge ............................     35
         Administrative Charges........................................     36
         Transfer Fee..................................................     36
         Premium Taxes.................................................     36
         Federal, State and Local Taxes................................     36
         Other Expenses Including Investment Advisory Fees.............     36
CERTAIN FEDERAL INCOME TAX CONSEQUENCES................................     36
         Tax Status of the Policy......................................     37
         Taxation of Annuities.........................................     37
DISTRIBUTOR OF THE POLICIES............................................     40
VOTING RIGHTS..........................................................     40
LEGAL PROCEEDINGS......................................................     40
STATEMENT OF ADDITIONAL INFORMATION....................................     41

                                   DEFINITIONS
                                   -----------
Accumulation Unit -- An accounting unit of measure used in calculating the Accumulation Value in the Variable Account prior to the Annuity Starting Date.

Accumulation Value -- The dollar value as of any Valuation Date prior to the Annuity Starting Date of all amounts in the Variable Account, plus the value in the Fixed Account.

Anniversary Value -- An amount equal to the Accumulation Value on a Policy Anniversary.

Annuitant  --  The  person  on  whose  life  Annuity  Payments   involving  life
contingencies are based. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

Annuity Payment -- A payment made by United of Omaha under an annuity Payout Option.

Annuity Purchase Value -- An amount equal to the Accumulation Value for the Valuation Period which ends immediately preceding the Annuity Starting Date reduced by any Withdrawal Charge, and any charge for applicable premium or similar taxes.


Annuity Starting Date -- The date upon which Annuity Payments are to begin. The latest Annuity Starting Date permitted is when the Annuitant attains age 95. (Age 85 in Pennsylvania.)


Average Death Benefit Amount -- The mean of the death benefit amount on the most recent policy anniversary and the death benefit amount on the immediately preceding Policy Anniversary. The Average Death Benefit Amount is the basis used to calculate the Enhanced Death Benefit Charge under Policies issued with the Elective Death Benefit Amendment.

Beneficiary -- The person(s) or other legal entity listed by the Owner in the Policy application and referred to in the Policy as the named beneficiary. In the case of joint Owners, the surviving joint Owner is the primary Beneficiary and the named Beneficiary is the contingent Beneficiary. If the named Beneficiary does not survive the Owner, the estate of the Owner is the Beneficiary.

Cash Surrender Value -- The Accumulation Value less any applicable Withdrawal Charge, any applicable Policy Fee, and any applicable premium tax charge not previously deducted, and, if the Enhanced Death Benefit is elected, the Enhanced Death Benefit Charge.

Current Interest Rate Guarantee -- United of Omaha's guarantee to pay a declared current interest rate on amounts under a Policy allocated to the Fixed Account. A particular Current Interest Rate Guarantee will be in effect for at least one year.

Date of Issue -- The date the  Policy is  issued,  as shown on the  Policy  Data
Page.

Due Proof of Death -- A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to United of Omaha will constitute Due Proof of Death.

Eligible Investments -- The Fixed Account and any of the Subaccounts of the Variable Account.

Enhanced Death Benefit -- The death benefit available under Policies issued with the Elective Death Benefit Amendment.

Enhanced Death Benefit Charge -- An amount equal to an annual rate of 0.35% of the Average Death Benefit Amount. The Enhanced Death Benefit Charge is assessed under each Policy issued with the Elective Death Benefit Amendment on each Policy Anniversary or upon full surrender.

Fixed Account -- The account which consists of general account assets of United of Omaha Life Insurance Company.

Net Purchase Payment -- A Purchase Payment less any charge for applicable premium taxes.

Nonqualified Policy -- A Policy other than a Qualified Policy.

Payee -- The person who receives Annuity Payments under the Policy.

Payout Option -- Any method of payment of Policy Proceeds under the Policy.

Policy -- The variable annuity policy offered by this Prospectus.

Policy Anniversary -- The same month and day as the Date of Issue in each calendar year after the calendar year in which the Date of Issue occurs.

Policy Owner or Owner -- The person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. The Policy Owner may change the ownership of the Policy or pledge it as collateral by assigning it.

Policy Year -- A Policy Year begins on the Date of Issue and each Policy Anniversary.

Portfolio -- A Series Fund's separate investment series that is available under the Policy.

Purchase Payment -- An amount paid to United of Omaha by the Policy Owner or on the Policy Owner's behalf as consideration for the benefits provided by, and in accordance with the provisions of, the Policy.

Proceeds -- The death benefit or the Annuity Purchase Value.

Qualified Policy -- A Policy that receives favorable tax treatment under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended.

Series Funds -- Alger American Fund, Insurance Management Series, Variable Insurance Products Fund, Variable Insurance Products Fund II, MFS Variable Insurance Trust, Scudder Variable Life Investment Fund, T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Equity Series, Inc., each of which is a diversified, open-end management company in which the Variable Account invests.

Service Office - United of Omaha Annuity Service Division, P.O. Box 419472, Kansas City, Missouri 64141-6472. Telephone: 1-800-238-9354.

Standard Death Benefit -- The death benefit available under Policies issued without the Elective Death Benefit Amendment.

Subaccount -- A segregated account within the Variable Account which invests in a specified Portfolio of one of the Series Funds.

United of Omaha -- United of Omaha Life Insurance Company, the issuer of the Policies.

Valuation Date -- Each day that the New York Stock Exchange is open for trading.

Valuation Period -- The period commencing at the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

Variable Account -- United of Omaha Separate Account C, a separate account maintained by United of Omaha in which a portion of United of Omaha's assets has been allocated for the Policy and certain other policies.

Written Notice or Request -- Written notice, signed by the Policy Owner, that gives United of Omaha the information it requires and is received at the Service Office.

                    THE ULTRANNUITY SERIES V VARIABLE ANNUITY
                    -----------------------------------------

                                     SUMMARY
                                     -------

The Policy
----------
     The Ultrannuity Series V Variable Annuity is a Flexible Payment Variable Deferred Annuity Policy. The Policy can be purchased on a non-tax qualified basis ("Nonqualified Policy") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Policy"). The Owner allocates the Net Purchase Payments among the Eligible Investments offered under the Policy by United of Omaha Life Insurance Company ("United of Omaha"). These Eligible Investments are the seventeen Subaccounts of United of Omaha Separate Account C (the "Variable Account") and the Fixed Account.

The Eligible Investments
------------------------
     The Variable Account. The Variable Account is a segregated investment account of United of Omaha. It is divided into Subaccounts, each of which invests exclusively in shares of a corresponding mutual fund Portfolio. The available Portfolios are: the Alger American Growth Portfolio and the Alger American Small Capitalization Portfolio of the Alger American Fund ("Alger Fund"); the Federated Prime Money Fund II Portfolio and the Federated Fund for U.S. Government Securities II Portfolio of the Insurance Management Series Trust ("Insurance Management Series"); the Fidelity Equity Income Portfolio of the Variable Insurance Products Fund ("Fidelity VIP Fund"); the Fidelity Asset
Manager: Growth Portfolio and the Fidelity Contrafund Portfolio of the Variable Insurance Products Fund II ("Fidelity VIP Fund II"); the MFS Emerging Growth Portfolio, the MFS High Income Fund Portfolio, the MFS Research Portfolio, and the MFS World Government Portfolio of the MFS Variable Insurance Trust ("MFS Trust"); the Scudder International Portfolio of the Scudder Variable Life Investment Fund ("Scudder Fund"); the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price International Series"); the T. Rowe Price Limited-Term Bond Portfolio of T. Rowe Price Fixed Income Series, Inc. ("T. Rowe Price Fixed Income Series"); the T. Rowe Price Personal Strategy Balanced Portfolio, the T. Rowe Price New America Growth Portfolio and T. Rowe Price Equity Income Portfolio of T. Rowe Price
Equity Series, Inc. ("T. Rowe Price Equity Series") (each of the Alger Fund, Insurance Management Series, Fidelity VIP Fund, Fidelity VIP Fund II, MFS Trust, Scudder Fund, T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series are referred to as the "Series Funds"). Because the Accumulation Value will increase or decrease in accordance with the investment experience of the selected Subaccounts, the Owner bears the entire investment risk with respect to Net Purchase Payments allocated to, and amounts transferred to, the Variable Account. (See "The Variable Account," p.14.)
     The Fixed Account. The Fixed Account guarantees safety of principal and a minimum 3% effective annual return on Net Purchase Payments allocated to, and amounts transferred to, the Fixed Account. United of Omaha may, in its sole discretion, declare a higher current interest rate. A current interest rate is guaranteed for at least one year. (See "The Fixed Account," p.25.)

Purchase Payments
-----------------
     A Policy may be purchased with an Initial Purchase Payment of at least $5,000 either on a non-tax qualified basis ("Nonqualified Policy") or in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy"). An Owner may pay additional Purchase Payments of at least $500 each at any time prior to the Annuity Starting Date and up to the Policy Anniversary next following such Owner's 88th birthday. There is no deduction from Purchase Payments for sales or administrative expenses, although a charge for any applicable premium taxes will be deducted from Purchase Payments, and there is a Withdrawal Charge. (See "Withdrawal Charge," p. 34.)
     Net Purchase Payments will be allocated among the Eligible Investments (that is, among the Fixed Account and/or the Subaccounts of the Variable Account) in accordance with the allocation percentages specified by the Owner in the Policy application. Any allocation must be in whole percentages, and the total allocation must equal 100%. (The Policy provides for a "Free Look Period" during which the Owner can return the Policy for a full refund of the Accumulation Value or Purchase Payments as determined by the law of the state of issue. In some states the Net Purchase Payment(s) allocated to the Variable Account will be held in the Money Market Subaccount during the Free Look Period, and then allocated among the other Subaccounts as instructed by the Owner. See "Free Look Right," p. 12.) Allocations for additional Net Purchase Payments may be changed by sending Written Notice to United of Omaha's Service Office or by telephone (subject to the provisions described below under "Telephone Transactions," p. 29.)

Transfers
---------
     An Owner can transfer Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account with certain limitations. The minimum amount which may be transferred is the lesser of $500 or the entire Subaccount Value. However, following a transfer out of a particular Subaccount, at least $500 must remain in that Subaccount. Transfers out of the Variable Account currently may be made as often as the Owner wishes either by telephone (subject to the provisions described below under "Telephone Transactions," p. 29) or by sending Written Notice to the Service Office.
     There is no charge for the first 12 transfers during any Policy Year. However, a charge of $10 may be imposed for any transfers from Subaccounts in excess of 12 per Policy Year. No such charge will be imposed on transfers out of the Fixed Account.
     Transfers from the Fixed Account to one or more Subaccounts of the Variable Account may be made only once each Policy Year. The maximum amount that can be transferred out of the Fixed Account during any Policy Year will be determined periodically by United of Omaha. Such amount will not be less than 10% of the Fixed Account Value on the date of the transfer. (See "Transfers," p. 25.) Transfers from the Fixed Account may be delayed up to 6 months.


Withdrawals
-----------
     The Owner may elect to surrender the Policy for its Cash Surrender Value, or to withdraw a portion of the Cash Surrender Value ($500 minimum) at any time prior to the earlier of the Owner's death or the Annuity Starting Date. The Cash Surrender Value equals the Accumulation Value less any applicable Withdrawal Charge, any applicable Policy Fee, any applicable premium taxes, and, if the Elective Death Benefit Amendment is attached, the Enhanced Death Benefit Charge (See p. 36). A surrender or withdrawal request must be made by Written Request, and a request for a partial withdrawal may specify the Eligible Investment(s) from which the withdrawal is to be made, but no more than a pro-rata amount can be deducted from the Fixed Account. If the Owner does not provide specific withdrawal instructions, the withdrawal will be made pro-rata from each Eligible Investment. There is currently no limit on the frequency or timing of withdrawals from the Variable Account, but surrenders and partial withdrawals from the Fixed Account may be delayed for up to six months. Withdrawals may be taxable, and subject to a Withdrawal Charge and/or a tax penalty. If the Contract is issued pursuant to a Qualified Plan, withdrawals may be restricted by applicable law or the terms of the Qualified Plan.


Charges and Deductions
----------------------
     Withdrawal Charge. In order to permit maximum investment of Purchase Payments, United of Omaha does not deduct sales or other charges at the time of investment. However, Purchase Payments surrendered or withdrawn within seven years after they were made will be subject to a Withdrawal Charge to partially cover sales expenses, but each Policy Year up to 15% of the Accumulation Value may be withdrawn as of the date of the first withdrawal that Policy Year without imposition of the Withdrawal Charge. In addition, amounts applied to provide a death benefit or applied after the second Policy Year to the Payout Option that provides a Lifetime Income (Option 4) will not be subject to a Withdrawal Charge. The applicable Withdrawal Charge is calculated separately as to each Purchase Payment based on the period of time elapsed since the Purchase Payment was made. There will be no Charge imposed on any Purchase Payments in connection with a withdrawal or surrender that occurs more than seven years after the Purchase Payment was made. The Withdrawal Charge is 7% of any Purchase Payment withdrawn within one year after the Purchase Payment is made, and the percentage declines by 1% each year to zero after the seventh year following the date of the Purchase Payment. For purposes of calculating the Withdrawal Charge, the oldest Purchase Payment is deemed to be withdrawn first (a first-in, first-out arrangement), and all Purchase Payments are deemed to be withdrawn before any earnings. (See "Withdrawal Charge," p. 34.)
     Account Charges. United of Omaha deducts a daily charge equal to a percentage of the net assets in the Variable Account for the mortality and expense risks assumed by United of Omaha. The annual rate of this charge is 1.00% of the value of each Subaccount's net assets. (See "Mortality and Expense Risk Charge," p. 35.)
     United of Omaha also deducts a daily Administrative Expense Charge from the net assets of the Variable Account to partially cover expenses incurred by United of Omaha in connection with the administration of the Variable Account and the Policies. The annual rate of this charge is .20% of the value of each Subaccount's net assets. (See "Administrative Charges," p. 36.)

     The account charges for mortality and expense risks and administrative expenses are guaranteed not to increase.

     In the event the Owner elects to purchase the Enhanced Death Benefit (See "Elective Death Benefit Amendment", p. 28), a charge equal to the annual rate of 0.35% of the Average Death Benefit Amount will be assessed on each Policy Anniversary or pro rata upon full surrender for expenses related to the Death Benefit under the Amendment. (See "Death Benefit", p. 32). The Enhanced Death Benefit Charge is deducted from each Subaccount on a pro-rata basis through the cancellation of accumulation units. If Subaccount assets are not sufficient to deduct the full amount of the Enhanced Death Benefit Charge, the charge will be deducted first from Subaccount assets then from the Fixed Account.
     Annual Policy Fee. There is also an annual Policy Fee for Policy maintenance and related administrative expenses. This fee is $30 per year and is deducted from the Accumulation Value on the last Valuation Date of each Policy Year (and upon complete surrender of the Policy). This fee will be waived if the Accumulation Value is greater than $50,000 on the last Valuation Date of the applicable Policy Year. This fee will not be increased in the future. (See "Administrative Charges," p. 36.)
     Transfer Fee. No fee is imposed for transfers from the Fixed Account or for the first 12 transfers from Subaccounts of the Variable Account in each Policy Year. However, a $10 Transfer Fee may be imposed for the thirteenth and each subsequent request to transfer Accumulation Value from a Subaccount during a single Policy Year. This fee will not be increased in the future. (See "Transfer Fee," p. 36.)
     Taxes. United of Omaha may incur premium taxes relating to the Policies. United of Omaha will deduct any premium taxes related to a particular Policy from Purchase Payments, upon surrender, upon death of any Owner, or at the Annuity Starting Date. (See "Premium Taxes," p. 36.)
     No deductions are currently made for federal, state, or local income taxes. Should United of Omaha determine that charges for any such taxes should be imposed with respect to any of the Accounts, United of Omaha may deduct such taxes or the economic burden thereof from Purchase Payments or from amounts held in the relevant Account. (See "Federal, State and Local Taxes," p. 36.)
     Charges Against the Series Funds. The value of the net assets of the Subaccounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Portfolios of the Series Funds. (See "Other Expenses Including Investment Advisory Fees," p. 36.)
     Expense Data. The charges and deductions are summarized in the following table. The purpose of this table is to help the Owner understand the costs and expenses that the Owner will bear directly and indirectly. This table and the examples that follow should be considered only in conjunction with the detailed descriptions under the heading "Charges and Deductions" of this prospectus. This tabular information regarding expenses assumes that the entire Accumulation Value is in the Variable Account and reflects expenses of the Variable Account as well as of the Portfolios. In addition to the expenses listed below, a charge for premium taxes may be applicable.

Policy Owner Transaction Expenses
================================================================================
--------------------------------------------------------------------------------
     Maximum Withdrawal Charge (as a % of each                          7%
          Purchase Payment Surrendered)1/
 -------------------------------------------------------------------------------
                   Transfer Fee         First 12 Transfers Per Year:     NO FEE
                                        More Than 12 in One Year:       $10 each
================================================================================

Variable Account Annual Expenses (as a percentage of account value)
================================================================================
                     Mortality and Expense Risk Fees                  1.00%
--------------------------------------------------------------------------------
                      Administrative Expense Charge                   0.20%
--------------------------------------------------------------------------------
                 Total Variable Account Annual Expenses               1.20%
================================================================================

Other Annual Expenses
================================================================================
                            Annual Policy Fee                     $30 Per Year
--------------------------------------------------------------------------------
                  Current Annual Death Benefit Charge
           (as a percentage of Average Death Benefit Amount)2/         0.35%
================================================================================

--------
1/Each Policy Year up to fifteen percent (15%) of the Accumulation Value as of the date of the first withdrawal that year can be withdrawn without a Withdrawal Charge. Thereafter, the Withdrawal Charge is calculated separately for each Purchase Payment withdrawn based on the number of years elapsed since the Purchase Payment was made; it is 7% in the first year after a Purchase Payment is made and then decreases by 1% in each successive year to 0% after the seventh year.
2/If the Policy has been issued with the Elective Death Benefit Amendment, the Death Benefit Charge will apply. This charge will never exceed 0.35% of the Average Death Benefit Amount.

                                                 ===============================
Series Fund Annual Expenses 3/                   Management  Other  Total Series
(as a percentage of average net assets)             Fees    Expenses Fund Annual
                                                                      Expenses
================================================================================
Alger American Growth Portfolio                      0.75%   0.10%     0.85%
Alger American Small Capitalization Portfolio        0.85%   0.07%     0.92%
Federated Prime Money Fund II Portfolio              0.50%   0.30%     0.80%
Federated Fund for U.S. Government Securities II     0.00%   0.80%     0.80%
Portfolio                                            0.71%   0.29%     1.00%
Fidelity VIP II Asset Manager: Growth Portfolio      0.51%   0.10%     0.61%
Fidelity VIP Equity Income Portfolio                 0.61%   0.11%     0.71%
Fidelity VIP II Contrafund Portfolio                 0.75%   0.25%     1.00%
MFS Emerging Growth Portfolio                        0.75%   0.25%     1.00%
MFS High Income Fund Portfolio                       0.75%   0.25%     1.00%
MFS Research Portfolio                               0.75%   0.25%     1.00%
MFS World Government                                 0.88%   0.21%     1.08%
Scudder International Portfolio                      0.00%   0.85%     0.85%
T. Rowe Price Equity Income Portfolio*               0.00%   1.05%     1.05%
T. Rowe Price International Portfolio*               0.00%   0.70%     0.70%
T. Rowe Price Limited-Term Bond Portfolio*           0.00%   0.85%     0.85%
T. Rowe Price New America Growth Portfolio*          0.00%   0.90%     0.90%
T. Rowe Price Personal Strategy Balanced Portfolio*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*  T. Rowe Price Funds do not itemize management fees and other expenses.
================================================================================

--------
3/The fee and expense data regarding each Series Fund was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha.


                                    ==================================================================================
Examples. 4/                          1.  If the Policy is        2.  If the Policy is      3.  If the Policy is
An Owner would pay the following      surrendered at the end      annuitized at the end     not surrendered and
expenses on a $1,000 investment,      of the applicable time      of the applicable         is not annuitized
assuming a 5% annual return on        period or is annuitized     time period and
assets (excluding the Enhanced Death  and Annuity Option 4        Annuity Option 4
Benefit):                             (Lifetime Income)           (Lifetime Income)
                                      is not chosen:              is chosen
----------------------------------------------------------------------------------------------------------------------
                                         1 Year        3 Years      1 Year       3 Years      1 Year        3 Years
----------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio            $ 84.         $117.        $84.          $68.         $22.         $68.
Alger American Small Capitalization
     Portfolio                               85.          119.         85.           70.          22.          70.
Federated Prime Money Fund II
Portfolio                                    83.          115.         83.           66.          21.          66.
Federated Fund for U.S. Government
Securities II Portfolio                      83.          115.         83.           66.          21.          66.
Fidelity VIP II Asset Manager:
     Growth Portfolio                        85.          119.         85.           70.          23.          72.
Fidelity VIP Equity Income
     Portfolio                               82.          109.         82.           60.          19.          60.
Fidelity VIP II Contrafund Portfolio         83.          113.         83.           64.          20.          64.
MFS Emerging Growth Portfolio                85.          122.         85.           72.          23.          72.
MFS High Income Fund Portfolio               85.          122.         85.           72.          23.          72.
MFS Research Portfolio                       84.          118.         84.           69.          22.          69.
MFS World Government                         85.          122.         85.           72.          23.          72.
Scudder International Portfolio              86.          122.         86.           72.          24.          75.
T. Rowe Price Equity Income
     Portfolio                               84.          117.         84.           68.          22.          68.
T. Rowe Price International Portfolio        86.          123.         86.           74.          24.          74.
T. Rowe Price Limited-Term Bond
     Portfolio                               82.          112.         82.           63.          20.          63.
T. Rowe Price New America Growth
     Portfolio                               84.          117.         84.           68.          22.          68.
T. Rowe Price Personal Strategy
     Balanced Portfolio                      84.          118.         84.           69.          22.          69.
======================================================================================================================


--------
4/The $30 annual Policy Fee is reflected as a daily 0.10% charge in these Examples, based on an average Accumulation Value of $30,000.


                                    ==================================================================================
Examples. 5/                           1.  If the Policy is        2.  If the Policy is      3.  If the Policy is
An Owner would pay the following      surrendered at the end      annuitized at the end     not surrendered and
expenses on a $1,000 investment,      of the applicable time      of the applicable         is not annuitized
assuming a 5% annual return on        period or is annuitized     time period and
assets (including the Enhanced Death  and Annuity Option 4        Annuity Option 4
Benefit):                             (Lifetime Income)           (Lifetime Income)
                                      is not chosen:              is chosen
----------------------------------------------------------------------------------------------------------------------
                                         1 Year        3 Years      1 Year       3 Years      1 Year        3 Years
----------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio             $87.          128.        $87.          $79.         $25.         $79.
Alger American Small Capitalization
     Portfolio                               88.          130.         88.           81.          26.          81.
Federated Prime Money Fund II
Portfolio                                    87.          126.         87.           77.          25.          77.
Federated Fund for U.S. Government
Securities II Portfolio                      87.          126.         87.           77.          25.          77.
Fidelity VIP II Asset Manager:
     Growth Portfolio                        89.          133.         89.           83.          27.          83.
Fidelity VIP Equity Income
     Portfolio                               85.          120.         85.           71.          23.          71.
Fidelity VIP II Contrafund Portfolio         86.          124.         86.           75.          24.          75.
MFS Emerging Growth Portfolio                89.          133.         89.           83.          27.          83.
MFS High Income Fund Portfolio               89.          133.         89.           83.          27.          83.
MFS Research Portfolio                       88.          129.         88.           80.          25.          80.
MFS World Government                         89.          133.         89.           83.          27.          83.
Scudder International Portfolio              90.          135.         90.           86.          27.          86.
T. Rowe Price Equity Income
     Portfolio                               87.          128.         87.           79.          25.          79.
T. Rowe Price International Portfolio        89.          134.         89.           85.          27.          85.
T. Rowe Price Limited-Term Bond
     Portfolio                               86.          123.         86.           74.          24.          74.
T. Rowe Price New America Growth
     Portfolio                               87.          128.         87.           79.          25.          79.
T. Rowe Price Personal Strategy
     Balanced Portfolio                      88.          129.         88.           80.          26.          80.
======================================================================================================================

Death Benefit
-------------
     Standard Death Benefit. In the event that any Owner dies prior to the Annuity Starting Date (and the Policy is in force), the death benefit payable to the Beneficiary is calculated and is payable upon United of Omaha's receipt of Due Proof of Death of any Owner, as well as an election of the method of settlement. If any Owner dies, the death benefit will equal the greater of (a) the Accumulation Value (without deduction of the Withdrawal Charge) on the later of the date on which Due Proof of Death or an election of Payout Option is received by United of Omaha's Service Office, less any applicable premium taxes; or (b) the sum of Net Purchase Payments less partial withdrawals. No Withdrawal Charge is imposed upon amounts paid as a death benefit. Subject to any limitations of state or federal law, the death benefit may be paid as either a lump sum cash benefit or as an Annuity. (See "Death Benefit," p. 32.)
     Elective Death Benefit Amendment. If this Amendment is attached to the Policy and the Owner dies prior to age 81, the Death Benefit under the Policy will equal the greatest of: (1) the Accumulation Value as of the end of the valuation period during which due proof of death and an election of a payout option are received by United of Omaha's Service Office; (2) the greatest Anniversary Value plus any subsequent purchase payments and less any subsequent partial


--------
5/The $30 annual Policy Fee is reflected as a daily 0.10% charge in these Examples, based on an average Accumulation Value of $30,000.

withdrawals; and (3) the sum of all net purchase payments, less any partial withdrawals, accumulated at a 4.5% annual rate of interest, not exceeding a maximum of two times each purchase payment.
     If the Owner dies after attaining age 81, the Death Benefit under the Policy will equal the greatest of: (1) the Accumulation Value as of the end of the valuation period during which due proof of death and an election of a payout option are received by United of Omaha's Service Office; (2) the greatest Anniversary Value before the Owner attained age 81, plus any subsequent purchase payments and less any subsequent partial withdrawals; and (3) the sum of all net purchase payments paid prior to the last Policy Anniversary before the Owner attained age 81 less any partial withdrawals, accumulated at a 4.5% annual rate of interest not exceeding a maximum of two times each purchase payment. If the death benefit payable equals (3), United of Omaha will add to the Death Benefit, any purchase payments paid after the last Policy Anniversary before the Owner attained age 81.
     Any applicable premium taxes not previously deducted will be deducted from the death benefit payable.

Accidental Death Benefit
------------------------
     If the Owner dies from bodily injury sustained in a common carrier accident, United of Omaha will pay the Standard Death Benefit or the Enhanced Death Benefit, as applicable, multiplied by two, instead of the amount that would otherwise be payable. (See Accidental Death Benefit, p. 33).

Free Look Right
---------------
     The Policy Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it to United of Omaha's Service Office or the agent from whom it was purchased for a refund. The applicable period will depend on the state in which the Policy is issued. In most states it is ten (10) days after the Policy is delivered to the Policy Owner. Return of the Policy is effective upon being postmarked, properly addressed, and postage pre-paid. United of Omaha will pay the refund within seven (7) days after it receives written notice of cancellation and the returned Policy.
     In states that permit it to do so, United of Omaha will promptly refund the Accumulation Value calculated on the date United of Omaha receives the Policy and refund request. This amount may be more or less than the Purchase Payments made. In other states, United of Omaha will refund the greater of Accumulation Value or Purchase Payments made under the Policy. (In these states, any portion of the initial Net Purchase Payment that is allocated to the Variable Account will be held in the Money Market Subaccount for the applicable Free Look Period plus 5 days from the date the Policy is mailed from the Service Office, to allow for this Free Look Right; the extra days are to provide time for mail or other delivery of the Policy.)

Federal Income Tax Consequences of Investment in the Policy
-----------------------------------------------------------
     With respect to Owners who are natural persons under existing tax law, there should be no federal income tax on increases (if any) in the Accumulation Value until a distribution under the Policy occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Policy). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient (if permitted) elects otherwise. In addition, a penalty tax of 10% of the amount withdrawn may apply to certain distributions or deemed distributions under the Policy made prior to the Owner's attaining age 59 1/2. (See "Certain Federal Income Tax Consequences," p. 36.)

Inquiries and Written Notices and Requests
------------------------------------------
     Any questions about procedures or the Policy, or any Written Notice or Written Request required to be sent to United of Omaha, should be sent to United of Omaha's Service Office: United of Omaha Annuity Service Division, P.O. Box 419472, Kansas City, MO 64141-6472. Telephone requests and inquiries may be made by calling 1-800-238-9354. All inquiries, Notices and Requests should include the Policy number, the Owner's name and the Annuitant's name.

Variations in Policy Provisions
-------------------------------
     Certain provisions of the Policies may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in the Policy itself or in riders or amendments. Policy provisions which may vary by state include the Free Look provision and the Waiver of Surrender Charge provision for nursing home/hospital confinement, disability, terminal illness or unemployment. One or a very few number of states also require variations in the Annuity Starting Date, Termination, and Delay of Payments or Transfers from the Fixed Account provisions.
                                      * * *

Note: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the Statement of Additional Information and in the prospectuses for the Series Funds and in the Policy, all of which should be referred to for more detailed information. This Prospectus generally describes only the Policy and the Variable Account. Separate prospectuses describe the Series Funds. (There is no prospectus for the Fixed Account since interests in the Fixed Account are not securities. See "The Fixed Account," p. 25.)

                              FINANCIAL STATEMENTS
                              --------------------


     The Financial Statements for United of Omaha and the related independent auditor's report are contained in the Statement of Additional Information, which is available free upon request. At December 31, 1995, net assets of the Variable Account were represented by the following Accumulation Unit Values and Accumulation Units. the Accumulation Unit Values shown for the beginning of the period are as of June 5, 1995 (date of inception). This information should be read in conjunction with the Variable Account's financial statements and related notes included in the Statement of Additional Information.


                                                  ===========================================================
                                                      Accumulation       Accumulation       Accumulation
                                                        Unit Value*        Unit Value*         Units **
                                                       Beginning of       End of Period      End of Period
                                                          Period
==============================================================================================================
Alger American Growth Portfolio
Alger American Small Capitalization Portfolio
Federated Prime Money Fund II Portfolio
Federated Fund for U.S. Government Securities II
Portfolio
Fidelity VIP II Asset Manager:  Growth Portfolio
Fidelity VIP Equity Income Portfolio
Fidelity VIP II Contrafund Portfolio
MFS Emerging Growth Portfolio
MFS High Income Fund Portfolio
MFS Research Portfolio
MFS World Government
Scudder International Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
*    Accumulation Unit Values are rounded to the nearest tenth of a cent.
**   Accumulation Units are rounded to the nearest unit.
==============================================================================================================

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                     --------------------------------------

     United of Omaha Life Insurance Company, Mutual of Omaha Plaza, Omaha, Nebraska, 68175, is a stock life insurance company. It was incorporated under the name United Benefit Life Insurance Company under the laws of the State of Nebraska on August 9, 1926. In 1981, it changed its name to United of Omaha Life Insurance Company. It is principally engaged in the sale of life insurance, accident and health insurance, and annuity policies, and is licensed in all states except New York and in several foreign countries and the District of Columbia. As of December 31, 1995, United of Omaha had assets of over $6 billion. United of Omaha is a wholly-owned subsidiary of Mutual of Omaha Insurance Company.
     United of Omaha may from time to time publish (in advertisements, sales literature and reports to Owners) the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Moody's, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of United of Omaha, and the ratings should not be considered as bearing on the investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of United of Omaha, as measured by Moody's Insurance Credit Report, Standard and Poor's Insurance Ratings Services, or Duff & Phelps may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

                            THE ELIGIBLE INVESTMENTS
                            ------------------------

     Net Purchase Payments made under a Policy may be allocated to one of the nine Subaccounts of the Variable Account, to the Fixed Account, or to a combination of these Eligible Investment(s).

The Variable Account
--------------------
     The United of Omaha Separate Account C of United of Omaha Life Insurance Company (the "Variable Account") was established as a separate investment account under the laws of the State of Nebraska on December 1, 1993. The Variable Account will receive and invest the Net Purchase Payments under the Policies that are allocated to it for investment in shares of a Series Fund.


     The Variable Account currently is divided into seventeen Subaccounts. Each Subaccount invests exclusively in shares of a Portfolio of one of the Series Funds. Under Nebraska law, the assets of the Variable Account are owned by United of Omaha, but they are held separately from the other assets of United of Omaha and are not chargeable with any liabilities arising out of any other separate investment account or any other business of United of Omaha which has no specific and determinable relation to or dependence upon the Variable Account. The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account, without regard to other income, gains, or losses of United of Omaha. Section 44-2212 of the Nebraska Statutes provides that "Any surplus or deficit which may arise in the Variable Account by virtue of mortality experience guaranteed by United of Omaha or by expense costs is adjusted by withdrawals from or additions to the Variable Account so that the assets of the Variable Account equal the liabilities." The investment performance of any Subaccount should be entirely independent of the investment performance of United of Omaha's general account assets or any other accounts maintained by United of Omaha.


     The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha.
     The Series Funds. Each Subaccount of the Variable Account will invest exclusively in shares of a specific Portfolio of one of the Series Funds, each of which is a mutual fund registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified investment management company. 6/ The assets of each Portfolio of each Series Fund are held separate from the assets of that Series Fund's other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
     Each of the Series Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment manager is responsible for selecting Portfolio investments consistent with the investment objectives and policies of the Portfolio, and conducts securities trading for the Portfolio. Alger Management is responsible for the overall administration of the Alger American Fund, subject to the supervision of the Alger Fund Board of Trustees; Federated Advisers is responsible for the portfolio investment decisions of the Insurance Management Series, subject to direction by the Insurance Management Series Trustees; Fidelity Management & Research Company ("FMR") is the manager of the Fidelity VIP Fund and Fidelity VIP Fund II. On behalf of the Asset Manager: Growth Portfolio of the Fidelity VIP Fund II, FMR has entered into sub-advisory agreements with Fidelity Investment Management and Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") pursuant to which those entities provide research and investment recommendations with respect to companies based outside of the United States. FMR (U.K.) primarily focuses on companies based in Europe, and FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Massachusetts Financial Services Company is responsible for the management of the assets of the MFS Variable Insurance Trust. Scudder, Stevens & Clark, Inc. manages the daily business and affairs of the Scudder Fund, subject to policies established by the Trustees of Scudder Fund. T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series and T. Rowe Price Fixed Income Series. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series.

     The investment objectives of each Portfolio are summarized as follows:

Alger American Fund
------------------


     Alger American Growth Portfolio -- seeks long-term capital appreciation by investing in a diversified portfolio of equity securities. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index (designed to trach the performance of medium capitalization companies).


     Alger American Small Capitalization Portfolio -- seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization with the range of companies included int he Russell 2000 Growth Index (Designed to track the performance of small capitalization companies). The securities in such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.(*)

Insurance Management Series
---------------------------

     Federated Prime Money Fund II Portfolio -- invests in money market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance the Portfolio will be able to do so.

     Federated Fund for U.S. Government Securities II Portfolio -- seeks current income by investing in a diversified portfolio limited to U.S. government securities.

--------
6/The registration of the Series Funds does not involve supervision of the management or investment practices or policies of the Series Funds by the SEC.

Fidelity Variable Insurance Products Fund
-----------------------------------------
     Fidelity Equity Income Portfolio -- seeks reasonable income by investing mainly in income-producing equity securities. In selecting investments, the Portfolio also considers the potential for capital appreciation. The
     Portfolio seeks to achieve a yield that beats that of the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit.(*)

Fidelity Variable Insurance Products Fund II
--------------------------------------------

     Fidelity Asset Manager: Growth Portfolio -- seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term fixed-income instruments. Although the Portfolio seeks to reduce its overall risk by diversifying among different types of investments, the fund aggressively invests in a wide variety of security types, including stocks and bonds issued in developing countries and derivative transactions. The Portfolio spreads investment risk by limiting its holdings in any one company or industry.(*)

     Fidelity Contrafund Portfolio -- seeks to increase the value of the Portfolio's return over the long term by investing in securities of companies that are undervalued or out-of-favor. This strategy can lead to investments in domestic or foreign companies, many of which may not be well known. The stocks of small companies often involve more risk than those of larger companies. The Portfolio may use various investment techniques to hedge the Portfolio's risk, but there is no guarantee that these strategies will work as intended.(*)

MFS Variable Insurance Trust
----------------------------

     MFS Emerging Growth Portfolio -- seeks to provide long-term growth of capital through investing primarily in common stocks of emerging growth companies, which involves greater risk than is customarily associated with investments in more established companies. The Portfolio may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.(*)

     MFS High Income Portfolio -- seeks high current income by investing primarily in a diversified portfolio of fixed income securities, some of which may involve equity features. The Portfolio may invest in lower rated fixed income securities or comparable unrated securities.(*)

     MFS Research Portfolio -- seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. No more than 5% of the Portfolio's convertible securities, if any, will consist of securities in lower rated categories or securities believed to be of similar quality to lower rated securities. The Portfolio may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.(*)

     MFS World Government Portfolio -- seeks preservation and growth of capital, together with moderate current income by investing its assets in an internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. The Portfolio investments are expected to consist primarily of securities which are of relatively high quality and minimal credit risk. However, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital, and a held security whose quality deteriorates significantly will be sold only if the Portfolio investment adviser believes it is advantageous to do so.

Scudder Variable Life Investment Fund
--------------------------------------
     Scudder International Portfolio -- seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries, and does not intend to concentrate investments in any particular industry.

T. Rowe Price International Series, Inc.
----------------------------------------

     T. Rowe Price International Stock Portfolio -- seeks a total return on its assets from long-term growth of capital and income, by investing substantially all of its assets in common stocks of established non-U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

T. Rowe Price Equity Series, Inc.
---------------------------------

     T. Rowe Price New America Growth Portfolio -- seeks long-term growth of capital through investments primarily in common stocks of U.S. growth companies which operate in service industries believed to be above-average performers in their fields. Total return will consist primarily of capital appreciation or depreciation.

     T. Rowe Price Equity Income Portfolio -- Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.(*)

     T. Rowe Price Personal Strategy Balanced Portfolio -- seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. There are no limitations on market capitalization or types of stock the Portfolio can hold. While bond holdings are primarily investment grade, the Portfolio can also invest in more volatile below-investment grade bonds.(*)

T. Rowe Price Fixed Income Series, Inc.
---------------------------------------

     T. Rowe Price  Limited Term Bond  Portfolio -- seeks a high level of income
     consistent  with  modest  price  fluctuation  by  investing   primarily  in
     investment grade debt securities.

(*) The Portfolios' investment strategies may provide the opportunity of higher than average yields by investing in securities with higher than average risk, such as lower and unrated debt and comparable equity instruments. Please consult each Portfolio's Series Fund prospectus accompanying this Prospectus for more information about the risk associated with such investments.

     THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. More detailed information, including a description of each Portfolio's investment objective and policies and a description of risks involved in investing in each of the Portfolios and of each Portfolio's fees and expenses, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. INFORMATION CONTAINED IN THE SERIES FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN A SUBACCOUNT OF THE VARIABLE ACCOUNT.

     An investment in the Variable Account, or in any Portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.

     Addition, Deletion, or Substitution of Investments. United of Omaha does not control the Series Funds and cannot and does not guarantee that any of the Portfolios will always be available for Net Purchase Payments, allocations, or transfers. United of Omaha retains the right, subject to any applicable law, to make certain changes in the Variable Account and its investments. United of Omaha reserves the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another Portfolio of a Series Fund, or of another registered open-end management investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in United of Omaha's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, substitutions of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. If required, approval of or change of any investment policy will be filed with the Insurance Department of any state in which the Policy is sold. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by Owners.
     New Subaccounts may be established when, in the sole discretion of United of Omaha, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by United of Omaha. Each additional Subaccount will purchase shares in a Portfolio of a Series Fund or in another mutual fund or investment vehicle. United of Omaha may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is eliminated, United of Omaha will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Owner, United of Omaha will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the Money Market Portfolio (or in a similar portfolio of money market instruments).
     In the event of any such substitution or change, United of Omaha may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, the Variable Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, United of Omaha also may transfer the assets of the Variable Account associated with the Policies to another account or accounts.

Historical Performance Data
---------------------------
         From time to time, United of Omaha may advertise or include in sales literature yields, effective yields, and total returns for the Subaccounts of the Variable Account. These figures are based on historical performance and do not indicate or project future performance. Performance relative to certain performance rankings and indices compiled by independent organizations may also be advertised or included in sales literature. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.
     Standardized Performance Data. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolios of the Series Funds. The Series Funds' performance in part reflects the Series Funds' expenses. See the Prospectuses for the Series Funds.
         The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
         The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12- month period and is shown as a percentage of the investment.
         Yield quotations do not reflect the Withdrawal Charge.
         For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is included.
         The total return of a Subaccount refers to return quotations assuming Accumulation Value has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.



      The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any Withdrawal Charge that would apply if an Owner terminated the Policy at the end of each period indicated, but excluding any deductions for premium tax charges). For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is included. Such standardized average annual total return information for the Subaccounts of Policies is as follows:

==============================================================================
                SUBACCOUNT STANDARDIZED                     For the period
            AVERAGE ANNUAL TOTAL RETURN TABLE               from inception
                                       to
        Subaccount  (date of inception - 6/5/95)               12/31/95
     (Policy issued without Enhanced Death Benefit)
------------------------------------------------------------------------------
Alger American Growth
Alger American Small Capitalization
Federated Prime Money Fund II
Federated Fund for U.S. Government Securities
Fidelity VIP II Asset Manager: Growth
Fidelity VIP Equity Income
Fidelity VIP II Contrafund
MFS Emerging Growth
MFS High Income
MFS Research
MFS World Government
Scudder International
T. Rowe Price International
T. Rowe Price New America Growth
T. Rowe Price Equity Income
T. Rowe Price Limited-Term Bond
T. Rowe Price Personal Strategy Balanced
------------------------------------------------------------------------------
                                 For the period
        Subaccount  (date of inception - 6/5/95)            from inception
       (Policy issued with Enhanced Death Benefit)                 to
                                                               12/31/95
------------------------------------------------------------------------------
Alger American Growth
Alger American Small Capitalization
Federated Prime Money Fund II
Federated Fund for U.S. Government Securities
Fidelity VIP II Asset Manager: Growth
Fidelity VIP Equity Income
Fidelity VIP II Contrafund
MFS Emerging Growth
MFS High Income
MFS Research
MFS World Government
Scudder International
T. Rowe Price International
T. Rowe Price New America Growth
T. Rowe Price Equity Income
T. Rowe Price Limited-Term Bond
T. Rowe Price Personal Strategy Balanced
==============================================================================

     Non-Standardized Performance Data. In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the Withdrawal Charge. In addition, United of Omaha may from time to time disclose average annual total return in non-standard formats and cumulative total return for Policies funded by the Subaccounts. Such non-standardized average annual total return information for the Subaccounts of Policies is as follows:

==============================================================================
              SUBACCOUNT NON-STANDARDIZED                   For the period
            AVERAGE ANNUAL TOTAL RETURN TABLE               from inception
                                       to
        Subaccount  (date of inception - 6/5/95)               12/31/95
     (Policy issued without Enhanced Death Benefit)
------------------------------------------------------------------------------
Alger American Growth
Alger American Small Capitalization
Federated Prime Money Fund II
Federated Fund for U.S. Government Securities
Fidelity VIP II Asset Manager: Growth
Fidelity VIP Equity Income
Fidelity VIP II Contrafund
MFS Emerging Growth
MFS High Income
MFS Research
MFS World Government
Scudder International
T. Rowe Price International
T. Rowe Price New America Growth
T. Rowe Price Equity Income
T. Rowe Price Limited-Term Bond
T. Rowe Price Personal Strategy Balanced
------------------------------------------------------------------------------
                                 For the period
        Subaccount  (date of inception - 6/5/95)            from inception
       (Policy issued with Enhanced Death Benefit)                 to
                                                               12/31/95
------------------------------------------------------------------------------
Alger American Growth
Alger American Small Capitalization
Federated Prime Money Fund II
Federated Fund for U.S. Government Securities
Fidelity VIP II Asset Manager: Growth
Fidelity VIP Equity Income
Fidelity VIP II Contrafund
MFS Emerging Growth
MFS High Income
MFS Research
MFS World Government
Scudder International
T. Rowe Price International
T. Rowe Price New America Growth
T. Rowe Price Equity Income
T. Rowe Price Limited-Term Bond
T. Rowe Price Personal Strategy Balanced
==============================================================================

     Hypothetical Performance Data. United of Omaha may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Series Fund Portfolios, with the level of Policy charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical" performance data). Such standardized but "hypothetical" average annual total return information for the Subaccounts of Policies is as follows:

==============================================================================================================
           SUBACCOUNT STANDARDIZED "HYPOTHETICAL"         For the                           For the period
            AVERAGE ANNUAL TOTAL RETURN TABLE             1-year         For the 5-year     from inception
                                                          period          period ended            to
Subaccount  (date of inception of corresponding Portfolio)ended             12/31/95           12/31/95
     (Policy issued without Enhanced Death Benefit)       12/31/95
--------------------------------------------------------------------------------------------------------------
Alger American Growth (1/9/87)                               28.35%          19.92%             17.87%
Alger American Small Capitalization (9/21/88)                36.19%          18.78%             21.03%
Federated Prime Money Fund II(11/18/94)                      -2.46%           N/A               -1.95%
Federated Fund for U.S. Government Securities (3/29/94)       1.07%           N/A                1.54%
Fidelity VIP II Asset Manager: Growth (1/3/95)                    %           N/A                    %
Fidelity VIP Equity Income (10/9/86)                         27.09%          19.52%             11.89%
Fidelity VIP II Contrafund (1/3/95)                               %           N/A                    %
MFS Emerging Growth (6/1/95)a/                               32.01%          28.67%             18.27%
                            --
MFS High Income (6/1/95)a/, b/                                9.36%          17.07%              9.87%
                        ------
MFS Research (6/1/95)a/                                      30.53%          18.27%             13.49%
                     --
MFS World Government (6/1/95)a/                               6.62%           N/A                4.25%
                             --
Scudder International (5/1/87)                                3.39%           8.60%              7.99%
T. Rowe Price International  (3/1/94)                         3.45%           N/A                2.46%
T. Rowe Price New America Growth (3/1/94)                    42.90%           N/A               22.59%
T. Rowe Price Equity Income (3/1/94)                         26.76%           N/A               18.61%
T. Rowe Price Limited-Term Bond (5/17/94)                     2.17%           N/A                2.46%
T. Rowe Price Personal Strategy Balanced (12/31/94)          20.73%           N/A               20.73%
--------------------------------------------------------------------------------------------------------------


                                                          For the                           For the period
Subaccount (date of inception of corresponding Portfolio) 1-year         For the 5-year     from inception
       (Policy issued with Enhanced Death Benefit)        period          period ended             to
                                                          ended             12/31/95           12/31/95
                                                          12/31/95
--------------------------------------------------------------------------------------------------------------
Alger American Growth (1/9/87)                               27.89%          19.50%             17.46%
Alger American Small Capitalization (9/21/88)                35.71%          18.37%             20.61%
Federated Prime Money Fund II (11/18/94)                     -2.82%           N/A               -2.33%
Federated Fund for U.S. Government Securities (3/29/94)       0.70%           N/A                1.17%
Fidelity VIP II Asset Manager: Growth (1/3/95)                    %           N/A               11.31%
Fidelity VIP Equity Income (10/9/86)                         26.63%          19.10%             11.50%
Fidelity VIP II Contrafund (1/3/95)                               %           N/A                    %
MFS Emerging Growth (6/1/95)a/                               31.54%          28.22%             18.18%
                            --
MFS High Income (6/1/95)a/, c/                                8.96%          16.66%              9.49%
                        ------
MFS Research (6/1/95)a/                                      30.07%          17.85%             13.14%
                     --
MFS World Government (6/1/95)a/                               6.23%           N/A                3.85%
                             --
Scudder International (5/1/87)                                3.01%          8.21%               7.62%
T. Rowe Price International  (3/1/94)                         3.07%           N/A                2.08%
T. Rowe Price New America Growth (3/1/94)                    42.39%           N/A               22.15%
T. Rowe Price Equity Income (3/1/94)                         26.31%           N/A               18.19%
T. Rowe Price Limited-Term Bond (5/17/94)                     1.79%           N/A                2.07%
T. Rowe Price Personal Strategy Balanced (12/31/94)          20.30%           N/A               20.30%


--------------------------------------------------------------------------------

  a/ For these Subaccounts, the information presented is so-called "synthetic" performance data. As of 12/31/95, the underlying portfolios for these Subaccounts either had less than one year of actual performance data, or had not commenced operations, so no historical performance data exists for the actual portfolios in which these Subaccounts will invest. However, the investment advisor for those portfolios manages other comparable mutual fund portfolios (Fidelity Asset Manager Growth Fund, Fidelity Contrafund Fund, MFS Emerging Growth Fund, MFS High Income Fund, MFS Research Fund, MFS World Government
Fund); although these comparable portfolios are not the actual portfolios in which the Variable Account will invest, they have the same investment objectives, and use the same investment strategies and techniques as are contemplated for the actual portfolios in which the Variable Account will invest. The figures represent what the investment performance of each of these Subaccounts would have been IF those Subaccounts had been in existence since the inception of the comparable portfolios and if the Subaccounts had been invested in those portfolios. Since the Subaccounts will not invest in these comparable portfolios, these are not actual performance figures for the applicable
Subaccounts. THESE ARE "SYNTHETIC" AVERAGE ANNUAL TOTAL RETURN FIGURES WHICH REPRESENT THE PERFORMANCE OF THE COMPARABLE PORTFOLIOS (WHICH ARE NOT AVAILABLE UNDER THE POLICY).
      The data presented may not necessarily be an indicator of future performance. The "synthetic" data is based on actual performance and expenses of the comparable portfolios, adjusted to reflect the Withdrawal Charge, Mortality and Expense Risk Fee, Administrative Expense Charge, the Annual Policy Fee, and the Enhanced Death Benefit Charge (if applicable).
  b/ For the following Subaccount, the standardized but synthetic average annual total return for the 10-year period ended 12/31/95 WITHOUT the Enhanced Death Benefit Amendment is: MFS High Income, 7.84%.

   c/   For the following  Subaccount,  the standardized but synthetic  average annual total return for the 10-year period ended 12/31/95 WITH the Enhanced Death Benefit Amendment is: MFS High Income, 7.47%.
================================================================================

Such non-standardized (i.e., assuming no withdrawal charge) but hypothetical average annual total return information for the Subaccounts is as follows:

 ==============================================================================================================
       SUBACCOUNT NON-STANDARDIZED "HYPOTHETICAL"         For the                           For the period
            AVERAGE ANNUAL TOTAL RETURN TABLE             1-year         For the 5-year     from inception
                                                          period          period ended            to
Subaccount  (date of inception of corresponding Portfolio) ended             12/31/95           12/31/95
     (Policy issued without Enhanced Death Benefit)       12/31/95
--------------------------------------------------------------------------------------------------------------
Alger American Growth (1/9/87)                               34.65%          20.18%             17.92%
Alger American Small Capitalization (9/21/88)                42.49%          19.05%             21.03%
Federated Prime Money Fund II (11/18/94)                      3.84%           N/A                3.72%
Federated Fund for U.S. Government Securities (3/29/94)       7.37%           N/A                5.07%
Fidelity VIP II Asset Manager: Growth (1/3/95)                    %           N/A                    %
Fidelity VIP Equity Income (10/9/86)                         33.39%          19.78%             11.89%
Fidelity VIP II Contrafund (1/3/95)                               %           N/A                    %
MFS Emerging Growth (6/1/95)a/                               38.31%          28.86%             18.27%
                            --
MFS High Income (6/1/95)a/,  b/                              15.66%          17.36%              9.87%
                        -------
MFS Research (6/1/95)a/                                      36.83%          18.54%             13.49%
                     --
MFS World Government (6/1/95)a/                              12.92%           N/A                8.18%
                             --
Scudder International (5/1/87)                                9.69%          8.98%               7.99%
T. Rowe Price International  (3/1/94)                         9.75%           N/A                5.94%
T. Rowe Price New America Growth (3/1/94)                    49.20%           N/A               25.65%
T. Rowe Price Equity Income (3/1/94)                         33.06%           N/A               21.74%
T. Rowe Price Limited-Term Bond (5/17/94)                     8.47%           N/A                6.21%
T. Rowe Price Personal Strategy Balanced (12/31/94 )         27.03%           N/A               27.03%
--------------------------------------------------------------------------------------------------------

                                     - 22 -



                                                          For the                           For the period
Subaccount  (date of inception of corresponding Portfolio)1-year         For the 5-year     from inception
       (Policy issued with Enhanced Death Benefit)        period          period ended            to
                                                          ended             12/31/95           12/31/95
                                                          12/31/95

--------------------------------------------------------------------------------------------------------------
Alger American Growth (1/9/87)                               34.19%          19.77%             17.51%
Alger American Small Capitalization (9/21/88)                42.01%          18.64%             20.61%
Federated Prime Money Fund II (11/18/94)                      3.48%           N/A                3.34%
Federated Fund for U.S. Government Securities (3/29/94)       7.00%           N/A                4.71%
Fidelity VIP II Asset Manager: Growth (1/3/95)                    %           N/A                    %
Fidelity VIP Equity Income (10/9/86)                         32.93%          19.37%             11.50%
Fidelity VIP II Contrafund (1/3/95)                               %           N/A                    %
MFS Emerging Growth (6/1/95)-a/                              37.84%          28.42%             18.18%
                            ---
MFS High Income (6/1/95)a/, c/                               15.26%          16.95%              9.49%
                        ------
MFS Research (6/1/95 )-a/                                    36.37%          18.13%             13.14%
                      ---
MFS World Government (6/1/95)a/                              12.53%           N/A                7.8%
                             --
Scudder International (5/1/87)                                9.31%          8.61%               7.62%
T. Rowe Price International  (3/1/94)                         9.37%           N/A                5.57%
T. Rowe Price New America Growth (3/1/94)                    48.69%           N/A               25.22%
T. Rowe Price Equity Income (3/1/94)                         32.61%           N/A               21.33%
T. Rowe Price Limited-Term Bond (5/17/94)                     8.09%           N/A                5.83%
T. Rowe Price Personal Strategy Balanced (12/31/94 )         26.60%           N/A               26.60%
--------------------------------------------------------------------------------------------------------------

  a/ This is "synthetic" data.  See explanation "a/" in the "Subaccount Standardized Hypothetical Average Annual
Total Return Table" on p. 19.
  b/ For the following  Subaccount,  the non-standardized but synthetic average annual total return for the 10-year period ended  12/31/95  WITHOUT the Enhanced
Death Benefit Amendment is: MFS High Income, 7.84%.
  c/ For the following Subaccount, the non-standardized but synthetic average annual total return for the 10-year period ended 12/31/95 WITH the Enhanced Death Benefit Amendment is:  MFS High Income, 7.84%;.

===============================================================================

THE FIGURES ABOVE ARE NOT AN INDICATION OF PRESENT, PAST, OR FUTURE PERFORMANCE OF THE APPLICABLE SUBACCOUNTS OR OF THE ACTUAL PORTFOLIOS AVAILABLE UNDER THE POLICY.

United of Omaha may also disclose average annual total returns for Series Fund Portfolios (or comparable portfolios) since their inception, including such disclosure for periods prior to the date the Variable Account commenced operations. These figures do not reflect the Variable Account or Policy expenses. Such average annual total return information is as follows:


==============================================================================================================
                 SERIES FUND PORTFOLIOS                   For the                           For the period
            AVERAGE ANNUAL TOTAL RETURN TABLE             1-year         For the 5-year     from inception
                                                          period          period ended            to
           Series Fund or Comparable Portfolio            ended             12/31/95           12/31/95
      (date of inception of Series Fund Portfolio)        12/31/95
--------------------------------------------------------------------------------------------------------------
Alger American Growth (1/9/87)                               36.37%          21.73%             19.44%
Alger American Small Capitalization (9/21/88)                44.31%          20.59%             22.60%
Federated Prime Money Fund II (11/18/94)                      5.20%           N/A                5.13%
Federated Fund for U.S. Government Securities (3/29/94)       8.77%           N/A                6.44%
Fidelity VIP II Asset Manager: Growth (1/3/95)                    %           N/A                    %
Fidelity VIP Equity Income (10/9/86)                         35.09%          21.32%             13.33%
Fidelity VIP II Contrafund (1/3/95)                               %           N/A                    %
MFS Emerging Growth (6/1/95)a/                               40.07%          30.51%             20.30%
                            --
MFS High Income (6/1/95)a/, b/                               17.15%          18.87%             11.30%
                        ------
MFS Research (6/1/95)a/                                      38.59%          19.97%             12.08%
                     --
MFS World Government (6/1/95)a/                              14.40%           N/A                9.60%
                             --
Scudder International (5/1/87)                               11.11%          10.40%              9.39%
T. Rowe Price International  (3/1/94)                        11.18%           N/A                7.31%
T. Rowe Price New America Growth (3/1/94)                    51.08%           N/A               27.24%
T. Rowe Price Equity Income (3/1/94)                         34.76%           N/A               23.30%
T. Rowe Price Limited-Term Bond (5/17/94)                     9.88%           N/A                7.61%
T. Rowe Price Personal Strategy Balanced (12/31/94 )         28.66%           N/A               28.66%
--------------------------------------------------------------------------------------------------------------

  a/ As of 12/31/95, these underlying portfolios either had less than one year of actual performance data, or had not commenced operations, so no historical performance data exists for the actual portfolios. However, the investment adviser for those portfolios manages other comparable mutual fund portfolios (identified in footnote "a/" of the "Subaccount Standardized Hypothetical Average Annual Return Table on p. 19); although these comparable portfolios are not the actual portfolios in which the respective Series Fund will invest, they have the same investment objectives, and use the same investment strategies and techniques as are contemplated for the actual portfolios in which the respective Series Fund will invest. Since the Series Fund will not invest in these comparable mutual fund portfolios, these are not actual performance figures for the applicable Series Fund portfolio. THESE ARE "SYNTHETIC" AVERAGE ANNUAL TOTAL RETURN FIGURES WHICH REPRESENT THE PERFORMANCE OF THE COMPARABLE PORTFOLIOS (WHICH ARE NOT AVAILABLE UNDER THE POLICY).
      The data presented may not necessarily be an indicator of future performance. The "synthetic" data is based on actual performance and expenses of the comparable portfolios.
  b/ For the following Portfolio, the average annual total return for the 10-year period ended 12/31/95 is: MFS High Income, 9.25%.

================================================================================

         Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.
         In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or mutual fund portfolios with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
         Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

         Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
         United of Omaha may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

The Fixed Account
-----------------
     This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the Fixed Account, see the Policy itself.
     Net Purchase Payments allocated and amounts transferred to the Fixed Account become part of the general account assets of United of Omaha. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and United of Omaha has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.
     The Fixed Account includes all the assets of United of Omaha except those segregated in the Variable Account or in any other separate investment account. The Policy Owner may allocate Net Purchase Payments to the Fixed Account at the time of a Purchase Payment or transfer amounts from the Variable Account to the Fixed Account. Instead of the Policy Owner bearing the investment risk, as is the case for Accumulation Value in the Variable Account, United of Omaha bears the full investment risk for all Accumulation Value in the Fixed Account. United of Omaha has sole discretion to invest the assets of its general account, including the Fixed Account, subject to applicable law.
     United of Omaha guarantees that it will credit interest to amounts in the Fixed Account at an effective rate of at least 3% per year. United of Omaha may, in ITS SOLE DISCRETION, credit amounts in the Fixed Account with interest at a current interest rate in excess of 3%. Once declared, a current interest rate will be guaranteed for at least one year. ONE TRANSFER OUT OF THE FIXED ACCOUNT IS ALLOWED EACH POLICY YEAR. Moreover, the maximum amount that can be transferred out of the Fixed Account during any Policy Year will be determined by United of Omaha in its sole discretion, but will not be less than 10% of Fixed Account Value on the date of the transfer. No charge is imposed on such transfers. United of Omaha reserves the right to modify transfer privileges at any time. (See "Transfers," p. 25.) Partial withdrawals from the Fixed Account are limited to a pro rata amount (with withdrawals from the Variable Account). Withdrawals and transfers from the Fixed Account may be delayed for up to six months, and withdrawals may be subject to a Withdrawal Charge. (See "Withdrawals," p. 29.) For purposes of crediting interest, the oldest payment or transfer into the Fixed Account, plus interest allocable to that payment or transfer, is considered to be withdrawn or transferred out first; the next oldest payment plus interest is considered to be transferred out next, and so on (this is a "first-in, first-out" procedure).
     United of Omaha guarantees that, at any time prior to the Annuity Starting Date, the amount in the Fixed Account allocable to a particular Policy will be not be less than the amount of the Net Purchase Payments allocated or transferred to the Fixed Account, plus interest at an effective rate of 3% per year, plus any excess interest credited to amounts in the Fixed Account, less any applicable premium or other taxes allocable to the Fixed Account, and less any amounts deducted from the Fixed Account in connection with partial withdrawals (including any Withdrawal Charges) or transfers to the Variable Account.
     The current interest rates will be determined by United of Omaha in its sole discretion.

     UNITED OF OMAHA'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE CURRENT INTEREST RATES. UNITED OF OMAHA CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE CURRENT INTEREST RATES, EXCEPT THAT UNITED OF OMAHA GUARANTEES THAT FUTURE CURRENT INTEREST RATES WILL NOT BE BELOW AN EFFECTIVE RATE OF 3% PER YEAR COMPOUNDED ANNUALLY. THE POLICY OWNER BEARS THE RISK THAT CURRENT INTEREST RATES WILL NOT EXCEED AN EFFECTIVE RATE OF 3% PER YEAR.

Transfers
---------
     Subject to the limitations and restrictions described below, transfers out of a Subaccount of the Variable Account may be made any time prior to the Annuity Starting Date, by sending Written Notice, signed by the Policy Owner, to the Service Office. Transfers also may be requested by telephone, subject to the provisions described below under "Telephone

Transactions," p. 29. United of Omaha  reserves the right,  at  any   time   and
without   notice   to  any  party, to modify the transfer  privileges  under the
Policy.

     An Owner can transfer Accumulation Value from one Subaccount of the Variable Account to another, or from the Variable Account to the Fixed Account within certain limits. The minimum amount which may be transferred is the lesser of $500 or the entire Subaccount Value. If the Subaccount Value remaining after a transfer is less than $500, United of Omaha will include that amount as part of the transfer. Transfers out of a Subaccount currently may be made as often as the Owner wishes, subject to the minimum amount specified above (United of Omaha reserves the right to otherwise limit or restrict transfers in the future or to eliminate the transfer privilege). United of Omaha reserves the right to restrict transfers from the Variable Account to the Fixed Account of amounts previously transferred from the Fixed Account, for a period of time determined by United of Omaha.
     A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred. (See "Charges and Deductions," p. 34.)
     Transfers from the Fixed Account currently may be made once each Policy Year. Transfers from the Fixed Account do not count toward the 12 free transfer limit described above, and no transfer charge will be imposed on transfers from the Fixed Account. Moreover, the maximum amount that can be transferred out of the Fixed Account during any Policy Year will be determined by United of Omaha, at its sole discretion, but will not be less than 10% of the Fixed Account Value on the date of the transfer.
     The Policy is designed as a long-term investment, for retirement or other financial planning. The Policy is not intended for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management (which could occur, for example, if it caused excessive commission expense or caused the manager to keep higher cash reserves than otherwise). Therefore, United of Omaha reserves the right to limit the number of Transfers from the Subaccounts of the Variable Account and the Fixed Account if United of Omaha believes that: (a) excessive trading by the Policy Owner or a specific Transfer request would have a detrimental effect on Accumulation Unit values or the share prices of the Portfolios; or (b) United of Omaha is informed by one or more of the Series Funds or the Variable Account that the purchase or redemption of shares is to be restricted because of excessive trading or a Transfer or group of Transfers is deemed to have a detrimental effect on share prices of one or more Portfolios or the Variable Account.
     Where permitted by law, United of Omaha may accept a Policy Owner's authorization of third party reallocation on such Owner's behalf, subject to United of Omaha's rules. United of Omaha may suspend or cancel such acceptance at any time. For example, third party reallocation by "market timers" could be suspended if they cause harm to other Policy Owners. United of Omaha will notify the Policy Owner of any such suspension or cancellation. United of Omaha may restrict the availability of Subaccounts and the Fixed Account for Transfers during any period in which the Policy Owner authorizes such third party to act on his behalf. United of Omaha will give Owners prior notification of any such restrictions. However, United of Omaha will not enforce such restrictions if it is provided with satisfactory evidence that: (a) such third party has been appointed by a court of competent jurisdiction to act on the Policy Owner's behalf; or (b) such third party has been appointed by the Policy Owner to act on his behalf for all his financial affairs.

Dollar Cost Averaging
---------------------
     Under the Dollar Cost Averaging program, the Policy Owner can instruct United of Omaha to automatically transfer, on a periodic basis, a predetermined amount or percentage specified by the Policy Owner from any one Subaccount or the Fixed Account to any Subaccount(s) of the Variable Account. The automatic transfers can occur monthly, quarterly, semi-annually, or annually, and the amount transferred each time must be at least $100 and must be $50 per Subaccount. At the time the program begins, there must be at least $5,000 of Accumulation Value in the applicable Subaccount or the Fixed Account. If transfers are made from the Fixed Account, the maximum periodic transfer amount is 10% of that account's value at the time of election, or a sufficient amount to provide transfers for 10 months. There is no maximum transfer amount requirement out of the Subaccounts of the Variable Account.
     Dollar Cost Averaging results in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in higher Accumulation Value or otherwise be successful.
     The Policy Owner can request participation in the Dollar Cost Averaging program when purchasing the Policy or at a later date. Transfers will begin on the first or 15th day (or, if not a Valuation Date, the next following Valuation
Date) of the month, as specified by the Owner, during which the request is processed. The Owner can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount remaining in the applicable Subaccount or, if applicable, the Fixed Account is less than $500.

     The Owner can increase or decrease the amount or percentage of the transfers or discontinue the program by sending Written Notice to the Service Office or by telephone, if telephone transactions are authorized. There is no charge for participation in this program.

Asset Allocation Program
------------------------
     Under the Asset Allocation Program, the Policy Owner can instruct United of Omaha to allocate purchase payments and Accumulation Value among the Subaccounts of the Variable Account and the Fixed Account in accordance with allocation instructions specified by the Policy Owner or allocation instructions recommended by United of Omaha and approved by the Policy Owner. United of Omaha will rebalance a Policy Owner's investment by allocating purchase payments and transferring Accumulation Value among the Subaccounts and the Fixed Account to ensure conformity with current allocation instructions. Rebalancing will be performed on a quarterly, semi-annual or annual basis as specified by the Policy Owner. Transfers of Accumulation Value made pursuant this program will not be counted in determining whether the Transfer Fee applies. At the time the program begins, there must be at least $10,000 of Accumulation Value under the Policy.
     The Policy Owner can request participation in the Asset Allocation Program when purchasing the Policy or at a later date. The Owner can change his allocation percentage or discontinue the program by sending Written Notice to the Service Office or by calling 1-(800) 238-9354. There is no charge for participation in this program.

                                   THE POLICY
                                   ----------

  The Ultrannuity Series V Variable Annuity Policy is a Flexible Payment Variable Deferred Annuity Policy. The rights and benefits under the Policy are summarized below; however, the description of the Policy contained in this Prospectus is qualified in its entirety by the Policy itself, a copy of which is available upon request from United of Omaha. The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy") or in connection with retirement plans or individual retirement accounts that qualify for favorable income tax treatment ("Qualified Policy"). The Policy will remain in force until surrendered for its Cash Surrender Value, or all Proceeds have been paid under a Payout Option or as a death benefit or upon termination.

Policy Application and Issuance of Policies
------------------------------------------


     Before it will  issue a Policy,  United of Omaha must  receive a  completed
Policy application and a minimum initial Purchase Payment of $5,000. A Nonqualified Policy ordinarily will be issued only in respect of Owner's Age 0 through 80, and a Qualified Policy ordinarily will be issued only in respect of Owner's Age 0 through 70 1/2. United of Omaha reserves the right to reject any application or Purchase Payment. Under United of Omaha's Electronic Fund Transfer program, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a bank or credit union account or other sources. The minimum size of an initial Purchase Payment must be at least $2,000. Each subsequent monthly payment must be at least $100.


  If the application can be accepted in the form received, the initial Net Purchase Payment will be credited to the Accumulation Value within three business days after the later of receipt of the application or receipt of the initial Purchase Payment. If the initial Purchase Payment cannot be credited because the application or other issuing requirements are incomplete, the applicant will be contacted within three business days and given an explanation for the delay, and the initial Purchase Payment will be returned at that time unless the applicant consents to United of Omaha's retaining the initial
Purchase Payment and crediting it, net of any charge for applicable premium taxes, as soon as the necessary requirements are completed.
     The date on which the initial Net Purchase Payment is credited to the Accumulation Value is the Date of Issue. The Date of Issue is the date used to determine Policy Years and Policy anniversaries.

Purchase Payments
-----------------
     All initial Purchase Payment checks or drafts should be made payable to United of Omaha Life Insurance Company and sent to the Service Office. Additional Purchase Payments should be sent to the Service Office. The death benefit will not take effect until the check or draft for the Purchase Payment is honored.
     Initial Purchase Payment. The minimum initial Purchase Payment that United of Omaha currently will accept under both a Nonqualified Policy and a Qualified Policy is $5,000 except under the Electronic Fund Transfer Program where the minimum initial Purchase Payment is $2,000. United of Omaha reserves the right to increase or decrease this amount. The initial Purchase Payment is the only Purchase Payment required to be paid under a Policy.

     Additional Purchase Payments. The Owner may pay additional Purchase Payments. The minimum additional Purchase Payment under both a Nonqualified Policy and a Qualified Policy is $500 except under the Electronic Transfer Program where the minimum additional Purchase Payment is $100. Additional Net Purchase Payments will be credited to the Policy and added to the Accumulation Value as of the Valuation Date when they are received at the Service Office. United of Omaha will not accept any additional Purchase Payments beginning on the Policy Anniversary following the Owner's 88th birthday.
     Allocation of Net Purchase Payments. An Owner must allocate Net Purchase Payments to one or more of the Eligible Investments. The Owner must specify the initial allocation in the Policy application. This allocation will be used for additional Net Purchase Payments unless the Owner requests a change of allocation. All allocations must be made in whole percentages and must total 100%. The minimum allocation amount is $500. If the Owner fails to specify how Net Purchase Payments are to be allocated, the Purchase Payment(s) cannot be accepted. In states that permit United of Omaha to refund only the Accumulation Value upon the Owner's cancellation of the Policy during the free look period, the initial Net Purchase Payment will be allocated to the Owner's selected
Subaccounts on the Date of Issue. In states where at least the full Purchase Payment is refunded, the portion of the initial Net Purchase Payment (and of any additional Purchase Payments made during the free look period) allocated to the Variable Account will be held in the Money Market Subaccount for the applicable Free Look period specified by the state of issue plus 5 days, from the date that the Policy is mailed from United of Omaha's Service Office. (Since the Free Look period is measured from the Owner's date of receipt of the Policy, the extra 5 days is to allow for estimated time needed for delivery of the Policy.) At the end of that period, if the Policy has not been returned for a refund, the initial Net Purchase Payment will be invested in the Subaccounts in accordance with the allocation instructions provided in the Owner's application. All additional Net Purchase Payments received after the end of the free look period will be allocated and credited to the Owner's Policy as of the Valuation Period during which they are received.
     The Owner may change the allocation instructions for future additional Net Purchase Payments by sending Written Notice, signed by the Owner, to United of Omaha's Service Office, or by telephone (subject to the provisions described below under "Telephone Transactions," p. 29). The allocation change will apply to payments received on or after the date the Written Notice or telephone request is received.
     Payment Not Honored by Bank. Any payment due under the Policy which is derived, all or in part, from any amount paid to United of Omaha by check or draft may be postponed until such time as United of Omaha determines that such instrument has been honored.

Accumulation Value
------------------
     On the Date of Issue, the Accumulation Value equals the initial Purchase Payment less any charge for applicable premium taxes. On any Valuation Date thereafter, the Accumulation Value equals the sum of the values in the Variable Account and the Fixed Account.
     The Accumulation Value is expected to change from Valuation Period to Valuation Period, reflecting the expenses and investment experience of the selected Eligible Investments as well as the Variable Account deductions for charges.
     The Variable Account Value. The Accumulation Value for each Subaccount is equal to:
         (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by
         (b) the current Accumulation Unit value.
     A Net Purchase Payment or transfer allocated to a Subaccount is converted into Accumulation Units by dividing it by the Accumulation Unit value for the Valuation Period during which the Net Purchase Payment or transfer is allocated to the Variable Account. The initial Accumulation Unit value for each Subaccount was set at $10 when the Subaccount was established. The Accumulation Unit value may increase or decrease from one Valuation Date to the next.
     The Accumulation Unit value for a Subaccount on any Valuation Date is calculated as follows:
         (a) The net asset value per share of the Portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; minus
         (b) the cumulative unpaid charge for the Mortality and Expense Risk Charge and Administrative Expense Charge; minus
         (c) any applicable charge for federal and state income taxes, if any; the result divided by
         (d) the total number of Accumulation Units held in the Subaccount on the Valuation Date, before the purchase or redemption of any Accumulation Units on that day.
Positive investment experience of the applicable Portfolio will increase the Accumulation Unit values and negative investment experience will decrease the Unit values. Expenses and deductions will have a negative effect on Unit values.

     The Fixed Account Value. The Accumulation Value of the Fixed Account on any
         Valuation  Date is equal to:
          (a) the Accumulation Value at the end of the preceding Policy Month; plus
          (b) any Net Purchase Payments credited since the end of the previous Policy Month; plus
          (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus
         (d) any transfers from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
         (e) any partial withdrawal and Withdrawal Charge taken from the Fixed Account since the end of the previous Policy Month; plus
         (f)  interest credited on the Fixed Account balance.
United of Omaha guarantees that the Accumulation Value in the Fixed Account will be credited with an effective annual interest rate of at least 3%.

Telephone Transactions
----------------------
     Owners can make transfers, partial withdrawals, and/or change the allocation of subsequent Net Purchase Payments by telephone if they have checked the "Telephone Transaction Authorization" box in the application or if they have subsequently authorized telephone transactions in writing. United of Omaha and/or its Service Office will not be liable for following instructions communicated by telephone that it believes to be genuine. However, United of Omaha and/or its Service Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If United of Omaha and/or its Service Office fails to do so, it may be liable for any losses due to unauthorized or fraudulent instructions. All telephone requests will be recorded on voice recorder equipment for the protection of the Policy Owner. Owners making telephone requests will be required to provide their social security number and/or other information for identification purposes.
     Telephone requests must be received at the Service Office no later than 4:00 p.m. Eastern time in order to be processed. Telephone transfer requests will not be accepted after that time.
     The telephone transaction privilege may be discontinued at any time as to some or all Owners.

Non-participating Policy
------------------------
     The Policy does not participate or share in the profits or surplus earnings of United of Omaha. No dividends are payable on the Policy.

Termination
-----------
     If the Accumulation Value is less than $500, United of Omaha may cancel the Policy upon 60 days' notice to the Owner. This cancellation will be considered a full surrender of the Policy. If the Accumulation Value in any Subaccount falls below $500, United of Omaha reserves the right to transfer the remaining balance, without charge, to the Money Market Subaccount.

                         DISTRIBUTIONS UNDER THE POLICY
                         ------------------------------
Withdrawals
-----------
     The Owner may withdraw all or a portion of the Cash Surrender Value in exchange for a cash payment from United of Omaha. The Cash Surrender Value is the Accumulation Value less any applicable Withdrawal Charge, any applicable Policy Fee, any applicable premium taxes, and, if the Enhanced Death Benefit is elected, the Enhanced Death Benefit Charge. (See "Charges and Deductions," p.
34).
     The Owner may withdraw Cash Surrender Value from the Variable Account at any time prior to the Annuity Starting Date by sending a Written Request to United of Omaha's Service Office. The minimum amount that can be withdrawn from any Eligible Investment is $500. After a partial withdrawal, the remaining Accumulation Value must be at least $500. In the absence of written instructions from the Owner, withdrawals will result in cancellation of Accumulation Units from each applicable Subaccount and the deduction of Accumulation Value from the Fixed Account in the ratio that the value of each such Eligible Investment bears to the total Accumulation Value of the Policy (i.e., pro rata from each Eligible Investment). No more than a pro-rata amount may be withdrawn from the Fixed Account for any partial withdrawal. If the Owner requests a surrender, the Policy must be returned to the Service Office.
     Withdrawals from the Fixed Account may be delayed for up to six months. Each Policy Year the Owner may withdraw up to 15% of Accumulation Value without deduction of a Withdrawal Charge. Amounts withdrawn in excess of this free withdrawal amount may be subject to the Withdrawal Charge of up to 7%. For a discussion of the Withdrawal Charge, see "Withdrawal Charge," p. 34.

     Withdrawals may be taxable and subject to a penalty tax. (See "Certain Federal Income Tax Consequences," p. 36.)

     Since the Owner assumes the investment risk with respect to Net Purchase Payments allocated to the Variable Account, and because surrenders and withdrawals are subject to a Withdrawal Charge, and possibly a charge for premium taxes, the total amount paid upon total surrender of the Policy (taking any prior partial withdrawals into account) may be more or less than the total Purchase Payments made. Following a surrender of the Policy, or at any time the Accumulation Value is zero, all rights of the Owner will terminate.

Systematic Withdrawal Plan
--------------------------
     Under the Systematic Withdrawal Plan, the Policy Owner can instruct United of Omaha to make automatic payments of a predetermined dollar amount or fixed percentage of Accumulation Value to them monthly, quarterly, semi-annually or annually from a specified Eligible Investment. The minimum systematic withdrawal payment is $100. The "Request for Systematic Withdrawal" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. The Owner may specify the Eligible Investments from which Systematic Withdrawals will be made, but no more than a pro-rata amount can be withdrawn from the Fixed Account. If the Owner does not specify the Eligible Investments from which Systematic Withdrawals are to be taken, Systematic Withdrawals will be taken from each Eligible Investment in the proportion that the Accumulation Value in each Eligible Investment bears to the total Accumulation Value of the Policy.
     The Withdrawal Charge will apply in accordance with its terms.

     A qualified tax adviser should be consulted before a Systematic Withdrawal Plan is requested since distributions under such a Plan may be taxable and subject to a penalty tax. (See "Certain Federal Income Tax Consequences," p. 36.)

Annuity Payments
----------------
     Payees receiving Annuity Payments under the Policy must be individuals who receive payments in their own behalf unless otherwise agreed to by United of Omaha. Any Payout Option chosen will be effective when United of Omaha acknowledges it. United of Omaha may require proof of the Owner's or the Annuitant's age or survival. The level of Annuity Payments is determined by the Accumulation Value, the age and sex of the Annuitant, and the Payout Option elected.

     Annuity Starting Date. Unless the Annuity Starting Date is changed, Annuity Payments under a Policy will begin on the Annuity Starting Date which is selected by the Policy Owner at the time the Policy is applied for. The latest Annuity Starting Date permitted is when the Annuitant attains age 95 (age 85 in Pennsylvania). An earlier Annuity Starting Date is required for Qualified Contracts. The Annuity Starting Date may be changed from time to time by the Policy Owner by Written Notice to United of Omaha, provided that notice of each change is received by United of Omaha at its Service Office at least thirty (30) days prior to the then current Annuity Starting Date.


     Election of Payout Option. The Policy Owner will choose a Payout Option, to provide variable annuity payments or fixed annuity payments or a combination of both, under which the Policy Proceeds will be paid to the Payee(s)shown in the Policy application. During the lifetime of the Owner and prior to the Annuity Starting Date, the Policy Owner may change the election, but Written Notice of any election or change of election must be received by United of Omaha at its Service Office at least thirty (30) days prior to the Annuity Starting Date. If no election is made prior to the Annuity Starting Date, then the Accumulation Value in the Variable Account will be used to provide variable Annuity Payments, and the Accumulation Value in the Fixed Account will be used to provide fixed
Annuity Payments, and Annuity Payments will be made under Option 4 providing lifetime income with payments guaranteed for 10 years. United of Omaha reserves the right to pay the Proceeds in one sum when the Proceeds are less than $2,000, or when the Payout Option chosen would result in periodic payments of less than $20.
     If the Owner dies prior to the Annuity Starting Date (and the Policy is in force), the Beneficiary may elect to receive the death benefit under one of the Payout Options, to the extent allowed by law and subject to the terms of any settlement agreement. (See "Death Benefit," p. 32.)
     The longer the guaranteed or projected Payout Option period, the lower the amount of each payment. Unless the Policy Owner specifies otherwise, the Payee shall be the Annuitant.

     Fixed Annuity Payments. Fixed annuity payments are available under all six Payout Options below. Under each fixed Payout Option the amount of each payment will be set on the Annuity Starting Date and will not change. Annuity Payments will begin on that date. The Accumulation Value will be transferred to the general account of United of Omaha, and the Annuity Payments will be fixed in amount by the fixed annuity provisions selected and the age and sex (if consideration of sex is allowed) of the Annuitant. The guaranteed effective annual interest rate used in the Payout Options is 3%. Using a procedure approved by its Board of Directors, United of Omaha may, at ITS SOLE DISCRETION, declare additional interest to be paid or credited annually for Payout Options 1, 2, 3, or 6. Current immediate annuity rates for the same class of annuities will be used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983 Table "a" mortality table, and 3.0% guaranteed interest rate. Current amounts may be obtained from United of Omaha. For further information, contact United of Omaha at its Service Office.

     Variable Annuity Payments. Only Payout Options 2, 4, and 6 are available for variable annuity payments. The dollar amount of the first monthly annuity payment will be determined by applying the Annuity Purchase Value allocated to variable annuity payments to the annuity table applicable to the Payout Option chosen. The tables are determined from the 1983 Table "a" mortality table with an assumed investment rate of 4%. If more than one subaccount has been selected, the Accumulation Value of each subaccount is applied separately to the annuity table to determine the amount of the first annuity payment attributable to that particular subaccount.
             All variable annuity payments other than the first will vary in amount according to the investment performance of the applicable subaccounts. The amount of each subsequent payment is the sum of: the number of Variable Annuity Units for each subaccount as determined for the first annuity payment multiplied by the value of a Variable Annuity Unit for that subaccount 10 days prior to the date the variable annuity payment is due. This amount may increase or decrease from month to month.


            If the net investment return of a subaccount for a payment period is equal to the pro-rated portion of the 4% annual assumed investment rate, the variable annuity payment attributable to that subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 4% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an anualized rate of 4%, the payment for that period will be less than the payment for the prior period.


     Transfers between fixed and variable subaccounts. After the Annuity Commencement Date the annuitant may exchange the value of a designated number of Variable Annuity Units of a particular subaccount into other Variable Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange. No more than four (4) exchanges may be made within each account year.
         Transfers may be made between subaccounts and from a subaccount to the fixed account. No exchanges may be made from the fixed account to the variable subaccounts. Transfers will be made using the Variable Annuity Unit values for the Valuation Period during which any request is received by United of Omaha.

     Payout Options. The Policy provides six Payout Options which are described below.

         Option 1 -- Proceeds Held on Deposit at Interest. While the Proceeds are held by United of Omaha, United of Omaha will annually:
     (a)  pay interest to the Payee; or
     (b)  add interest to the Proceeds.
         Option 2 -- Income of a Specified Amount. The Proceeds will be paid in monthly installments of a specified amount over at least a five year period until the Proceeds, with interest, have been fully paid.
         Option 3 -- Income for a Specified Period. The Proceeds will be paid in installments for the number of years chosen. The monthly incomes for each $1,000 of Proceeds, shown in the table set forth in the Policy, include interest. United of Omaha will provide the income amounts for payments other than monthly upon request.
         Option 4 -- Lifetime Income. The Proceeds will be paid as monthly income for as long as the Annuitant lives. The following guarantees are available:
            Guaranteed Period - The monthly income will be paid for a minimum of 10 years and as long thereafter as the Annuitant lives; or Guaranteed Amount - The monthly income will be paid until the sum of all payments equals the Proceeds placed under this option and as long thereafter as the Annuitant lives.


The monthly income will be the amount computed using either the Lifetime Monthly Income Table set forth in the Policy (which is based on the 1983 Table "a" mortality table and interest at 3%, adjusted to age last birthday) or, if more favorable to the Annuitant, United of Omaha's then current lifetime monthly income rates for payment of Proceeds. NOTE CAREFULLY. If no guarantee is elected, then IT WOULD BE POSSIBLE FOR ONLY ONE ANNUITY PAYMENT TO BE MADE if the Annuitant(s) were to die before the due date of the second annuity payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth. When the Annuitant dies, any remaining guaranteed Annuity Payments will be paid to the Beneficiary. When the last Payee dies, United of Omaha will pay to the estate of that Payee any remaining guaranteed Annuity Payments.

         Option 5 -- Lump Sum.  The Proceeds will be paid in one sum.


         Option 6 -- Alternative Schedule. Upon request and if available, United of Omaha will provide payments for other options, including joint and survivor periods. Certain options may not be available in some states.


If variable Annuity Payments are being made under Option 2 or 6 and do not involve life contingencies, then the Owner may surrender the Contract and receive the communited value of any unpaid Annuity Payments.

Additional information about any Payout Option may be obtained by contacting the Service Office.

                                      * * *

     A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Policy Owner has not provided United of Omaha with a written election not to have federal income taxes withheld, United of Omaha must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Withholding is mandatory for certain Qualified Policies.
(See "Certain Federal Income Tax Consequences," p. 36.)

Death Benefit
-------------
     Death of Owner Prior to Annuity Starting Date. If any Owner or joint Owner dies prior the Annuity Starting Date (and the Policy is in force), the Policy will terminate, and a death benefit will be paid to the Beneficiary. The death benefit will equal the largest of (i) the Accumulation Value (without deduction of the Withdrawal Charge), on the later of the date on which Due Proof of Death or an election of Payout Option is received by United of Omaha's Service Office less any charge for applicable premium taxes; or (ii) the sum of Net Purchase Payments, less partial withdrawals.


     The death benefit is payable upon receipt of Due Proof of Death of the first Owner to die, election of a Payout Option, and proof that such Owner died prior to the commencement of Annuity Payments. The death benefit generally will be paid within seven days, or as soon thereafter as United of Omaha has
sufficient   information  about  the  Beneficiary  to  make  the  payment.   The
Beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the Payout Options described above, unless a settlement agreement is effective at the death of the Owner that prevents such election. The Beneficiary must make such election within sixty days of the date United of Omaha receives Due Proof of Death; otherwise a lump sum payment will be made.
     If an Owner of the Policy is a corporation, trust or other nonindividual, the primary Annuitant will be treated as an Owner of the Policy for purposes of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the payout under the Policy. A change in the primary Annuitant will be treated as the death of an Owner.
     If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of an Owner rather than of the Annuitant.
     (If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.)


     Elective Death Benefit Amendment. If this Amendment is attached to the Policy and any Owner or Joint Owner dies prior to age 81, the Death Benefit will equal the greatest of: (1) the Accumulation Value as of the end of the valuation period during which due proof of death and an election of a payout option are received by us; (2) the greatest Anniversary Value plus subsequent purchase payments and less any subsequent partial withdrawals;7 and (3) the sum of all net purchase payments, less any partial withdrawals, accumulated at a 4.5% annual rate of interest up to a maximum of two times each purchase payment.
     If any Owner or Joint Owner dies after attaining age 81, the Death Benefit under the Amendment will equal the greatest of: (1) the Accumulation Value as of the end of the valuation period during which due proof of death and an election of a payout option are received by us; (2) the greatest Anniversary Value prior to the last Policy Anniversary before the Owner attained age 81, plus any subsequent purchase payments and less any subsequent purchase payments
--------
7The Anniversary Value equals the Accumulation Value on a Policy Anniversary and any subsequent Purchase payments less partial withdrawals and undeducted premium tax.

and less any subsequent partial withdrawals; and (3) the sum of all net purchase payments paid prior to the last Policy Anniversary before the Owner attained age 81, less any partial withdrawals accumulated at a 4.5% annual rate of interest up to a maximum of two times each purchase payment. If the death benefit payable equals (3), United of Omaha will add to the death benefit amount, any purchase payments paid after the last Policy Anniversary before the Owner attained age 81.


     The Elective Death Benefit is not available for non-person owners.


     Any applicable premium tax not previously deducted will be deducted from the death benefit payable.


     Accidental Death Benefit. If any Owner or Joint Owner dies from bodily injury sustained in a common carrier accident, United of Omaha will pay the
Standard  Death   Benefit or  the  Enhanced   Death   Benefit,  as  applicable,
multiplied by two,  instead   of the amount that would otherwise be payable.


     For this benefit to be payable, bodily injury must be sustained by the Owner while a passenger in a common carrier. Death must be independent of any sickness or other causes and must occur within 90 days of the date of the accident. United of Omaha will pay only the Standard Death Benefit or the Enhanced Death Benefit, if applicable, if the Owner's death results from the following: (a) suicide; (b) an act of declared or undeclared war; (c) an injury received while intoxicated; (d) an injury received while the owner is under the influence of a controlled substance, unless administered on the advice of a physician; or (e) an injury received while committing a felony or engaged in an illegal occupation. The Accidental Death Benefit may not be available in all states.


     Death of Owner On or After Annuity Starting Date. If any Owner or joint Owner dies on or after the Annuity Starting Date and before all the Proceeds have been paid, any remaining Proceeds will be paid at least as rapidly as under the Payout Option in effect at the time of the death.
     Beneficiary. The Owner may change the named Beneficiary by sending Written Notice to the Service Office unless the named Beneficiary is irrevocable. When recorded and acknowledged by United of Omaha, the change will be effective as of the date the Owner signed the request. The change will not apply to any payments made or other action taken by United of Omaha before recording. If the named Beneficiary is irrevocable, the Owner may change the named Beneficiary only by joint written request from the Owner and the Beneficiary. If more than one named Beneficiary is designated, and the Policy Owner fails to specify their interests, they will share equally.
     If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.
     If the Beneficiary is the deceased Owner's surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.
     If the named Beneficiary does not survive the Owner, then the estate of the Owner is the Beneficiary.

IRS Required Distribution
-------------------------
     Federal tax law requires that if a Policy Owner of a nonqualified Policy dies before the Annuity Starting Date, then the entire value of the Policy must generally be distributed within five years of the date of death of such Policy Owner. Therefore, generally, any death benefit must be paid within five years after the date of death. The five-year rule does not apply to that portion of the Proceeds which (a) is payable to or for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of the Owner's death. Special rules may apply to the spouse of the deceased Owner. See "Federal Tax Matters" in the Statement of Additional Information for a detailed description of these rules. Other required distribution rules apply to Qualified Contracts. (See "Certain Federal Income Tax Consequences," p. 36.) The Policy contains provisions designed to comply with these requirements.


Restrictions Under the Texas Optional Retirement Program
--------------------------------------------------------
     The Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity Policy issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; (3) death or (4) participant's attainment of age 70 1/2. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the Policy can be redeemed.

                             CHARGES AND DEDUCTIONS
                             ----------------------

     United of Omaha will make certain charges and deductions in connection with the Policy in order to compensate it for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Accounts and the Policies. Charges may also be made for premium taxes, federal, state or local taxes (or the economic burden thereof), or for certain transfers. Charges and expenses are also deducted from each Portfolio.

Withdrawal Charge
-----------------
     United of Omaha will incur expenses relating to the sale of Policies, including commissions to registered representatives and other promotional expenses. United of Omaha will apply a Withdrawal Charge, expressed as a percentage of any Purchase Payment surrendered or withdrawn, in connection with a full surrender or partial withdrawal, in order to partially cover distribution expenses. The Withdrawal Charge Percentage will vary depending upon the number of years that have elapsed since the date the Purchase Payment was made. The amount of the Withdrawal Charge is determined by multiplying the amount of each Purchase Payment withdrawn by the applicable Withdrawal Charge Percentages. For purposes of determining the Withdrawal Charge, the oldest Purchase Payment is considered to be withdrawn first; the next oldest Purchase Payment is considered to be withdrawn next, and so on (this is a "first-in, first-out" procedure), and all Purchase Payments are deemed to be withdrawn before any earnings. The amount of the partial withdrawal requested plus any Withdrawal Charge will be deducted from the Accumulation Value on the date an Owner's Written Request is received at the Service Office. In the absence of other instructions, partial withdrawals (including any charge) will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis. No more than a pro-rata amount can be withdrawn from the Fixed Account. The following is the table of Withdrawal Charge
Percentages:

================================================================================
  Years Since Receipt of Purchase Payment     1  2    3    4    5    6   7    8+
--------------------------------------------------------------------------------
  Applicable Withdrawal Charge Percentage    7%  6%   5%   4%   3%  2%  1%    0%
================================================================================

     United of Omaha anticipates that the Withdrawal Charge will not generate sufficient funds to pay the cost of distributing the Policies. If this charge is insufficient to cover the distribution expenses, the deficiency will be met from United of Omaha's general funds, which will include amounts derived from the charge for mortality and expense risks (described below).
     Each Policy year, the Owner can withdraw up to 15% of Accumulation Value, without imposition of the Withdrawal Charge. A Withdrawal Charge will also not be applied on the Annuity Starting Date if the Accumulation Value is applied after the second Policy Anniversary to provide lifetime Annuity Payments under Payout Option 4. (The Withdrawal Charge will apply to Proceeds placed under Payout Options 1, 2, 3, 5, and 6.) No Withdrawal Charge will be imposed as a result of any death benefit payment or, under Qualified Plans, any refund of contributions paid in excess of the Owner's deductible amounts. United of Omaha will not increase the withdrawal charge.


Waiver of Withdrawal Charges
----------------------------
     United of Omaha will waive the Withdrawal Charge upon partial withdrawals and surrenders in the event the Owner becomes confined to a hospital or nursing home, disabled, diagnosed with a terminal illness or unemployed. Those waivers and any restrictions associated with such waivers are set forth below:
     Nursing Home Waiver. The Withdrawal Charge will not be imposed as a result of any withdrawal made pursuant to the Owner's confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days of the last day of confinement to such facility. Proof of confinement must be provided. The Nursing Home Waiver is not available if any Owner is confined to a nursing home or hospital facility on the Date of Issue.
     United of Omaha will not accept any additional purchase payments under a Policy once the Nursing Home Waiver has been elected. The Nursing Home Waiver may not be available in all states.
     Disability Waiver. The Withdrawal Charge will not be imposed upon any withdrawal where either the Owner is physically disabled. United of Omaha may require proof of such disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. United of Omaha reserves the right to have any Owner claiming such disability examined by a licensed physician.

     United of Omaha will not accept any additional purchase payments under a Policy once the Disability Waiver has been elected. The Disability Waiver is not available if any Owneris receiving Social Security Disability Benefits on the Date of Issue or is age 65 or older. The Disability Waiver may not be available in all states.
     Terminal Illness Waiver. United of Omaha will waive the Withdrawal Charge for any withdrawal where the Owner is diagnosed with a terminal illness. United of Omaha may require proof of such illness including written confirmation from a licensed physician. United of Omaha reserves the right to have an Owner diagnosed with such illness examined by a licensed physician.
     United of Omaha will not accept any additional purchase payments under a Policy once the Terminal Illness Waiver has been elected. The Terminal Illness Waiver is not available if any Owner is diagnosed with a terminal illness prior to or on the Date of Issue. The Terminal Illness Waiver may not be available in all states.
     Unemployment Waiver. United of Omaha will waive the Withdrawal Charge for any partial withdrawal or surrender in the event the Owner becomes unemployed. The Unemployment Waiver is available upon submission of a determination letter from a state Department of Labor indicating the Owner received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The Unemployment Waiver may be exercised only once and is not available if any Owner or Annuitant is receiving unemployment benefits on the Date of Issue. The Unemployment Waiver may not be available in all states.
     Transplant Waiver. United of Omaha will waive surrender charges if the Owner undergoes transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, the Owner must submit a letter from a licensed physician (who is not the Owner of this policy) stating that the Owner underwent transplant surgery for any of these organs. United of Omaha reserves the right to have the Owner examined by a physician of its choice and at its expense. This waiver may be exercised only once per transplant surgery.
     Residence Damage Waiver. United of Omaha will waiver surrender charges if the Owner's primary residence suffers physicial damage in the amount of $50,000 or more. To claim this waiver, submit to United of Omaha a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted with 91 days of the date of the appriaser's report. United of Omaha reserves the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of its choice and at its expense, and to rely upon its appraiser's opinion. This waiver may be exercised only once per occurrence.
     Death of Spouse or Minor Dependent Waiver. United of Omaha will waive surrender charges for withdrawals of the following percentage of Accumulation Value made within six months of the Owner's spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. Proof of death must be submitted to United of Omaha. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this wiaver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the Withdrawal Charge.

Mortality and Expense Risk Charge
---------------------------------
     United of Omaha imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. This charge is equal to an annual rate of 1.00% (.0027535% daily) of the value of the net assets in the Variable Account and it will not increase. On an annual basis, approximately three-fourths of this charge is for mortality risks and approximately one-fourth is for expense risks. The Mortality and Expense Risk Charge is reflected in the accumulation unit values for each Subaccount.
     Accumulation Values and Annuity Payments are not affected by changes in actual mortality experience or by actual expenses incurred by United of Omaha. The mortality risks assumed by United of Omaha arise from its contractual obligations to make Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) and to pay death benefits prior to the Annuity Starting Date. Thus, Owners are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the periodic Annuity Payments that the Payee will receive under the Policy.
     The expense risk assumed by United of Omaha is the risk that United of Omaha's actual expenses in administering the Policy will exceed the amount recovered through the Administrative Charges.
     If the Mortality and Expense Risk Charge is insufficient to cover United of Omaha's actual costs, United of Omaha will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to United of Omaha. United of Omaha expects a profit from this charge. To the extent that the proceeds of the Withdrawal Charge are insufficient to cover the actual cost of Policy distribution, the deficiency will be met from United of Omaha's general corporate assets, which may include amounts, if any, derived from the Mortality and Expense Risk Charge.

Administrative Charges
----------------------
     In order to cover the costs of administering the Policies, United of Omaha deducts an annual Policy Fee from the Accumulation Value and also deducts a daily Administrative Expense Charge from the assets of each Subaccount.
     The annual Policy Fee is deducted from the Accumulation Value of each Policy on the last Valuation Date of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender). This annual Policy Fee is $30, and it will not be increased. The annual Policy Fee will be deducted from each Subaccount in the same proportion that the Accumulation Value in each such Eligible Investment bears to the total Accumulation Value of the Policy. The portion of the annual Policy Fee deducted from the Subaccounts will be deducted by cancelling Accumulation Units. This fee is waived if the Accumulation Value exceeds $50,000 on the last Valuation Date of the applicable Policy Year. United of Omaha does not anticipate realizing any profit from this fee.
     United of Omaha also deducts a daily Administrative Expense Charge from the assets of each Subaccount of the Variable Account. This charge is equal to an annual rate of .20% (.0005485% daily) of the net assets of each Subaccount of the Variable Account. The Administrative Expense Charge will not be increased in the future. United of Omaha does not anticipate realizing any profit from this charge.

Enhanced Death Benefit Charge
-----------------------------
     There will be a charge made each year for expenses related to the Enhanced Death Benefit available under the terms of the Elective Death Benefit Amendment. United of Omaha deducts this charge through the cancellation of accumulation units at each Policy Anniversary and at surrender to compensate it for the increased risks associated with providing the Enhanced Death Benefit. United of Omaha guarantees that this charge will never exceed an annual rate of 0.35% of the Average Death Benefit Amount.

Transfer Fee
------------
     There is no charge for transfers from the Fixed Account or for the first 12 transfers from Subaccounts of the Variable Account in each Policy Year. However, there is a $10 fee for the thirteenth and each subsequent request made by the Owner to transfer Accumulation Value from a Subaccount during a single Policy Year. Any applicable Transfer Fee is deducted from the amount transferred. All transfer requests made simultaneously will be treated as a single request. No transfer fee will be imposed for any transfer which is not at the Owner's request. The Transfer Fee will not increase.

Premium Taxes
-------------
     Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.
     The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Policy, a charge for such taxes will be deducted, depending on when such taxes are paid to the taxing authority, either
(a) from Purchase Payments as they are received, (b) upon payment in respect of a Surrender of the Policy, (c) upon death of any Owner, or (d) upon application of the Proceeds to a Payout Option.

Federal, State and Local Taxes
------------------------------
     No charges are currently made for federal, state, or local taxes other than premium taxes. However, United of Omaha reserves the right to deduct amounts from the Subaccounts for such taxes or any other economic burden resulting from imposition of the tax laws that United of Omaha determines to be properly attributable to the Variable Account in the future.

Other Expenses Including Investment Advisory Fees
-------------------------------------------------
     Each Portfolio of the Series Funds is responsible for all of its expenses. The net assets of each Portfolio of the Series Funds will reflect deductions in connection with the investment advisory fee and other expenses.
     For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectuses for the Series Funds, current copies of which accompany this Prospectus.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES
                     ---------------------------------------

     THE FOLLOWING DISCUSSION IS A GENERAL DESCRIPTION OF FEDERAL TAX CONSIDERATIONS RELATING TO THE POLICY AND IS NOT INTENDED AS TAX ADVICE. THIS DISCUSSION IS NOT INTENDED TO ADDRESS THE TAX CONSEQUENCES RESULTING FROM ALL OF THE SITUATIONS IN WHICH A PERSON MAY BE ENTITLED TO OR MAY RECEIVE A DISTRIBUTION UNDER THE POLICY. ANY PERSON CONCERNED ABOUT THESE TAX

IMPLICATIONS SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE INITIATING ANY TRANSACTION. THIS DISCUSSION IS BASED UPON UNITED OF OMAHA'S UNDERSTANDING OF THE PRESENT FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED BY THE INTERNAL REVENUE SERVICE. NO REPRESENTATION IS MADE AS TO THE LIKELIHOOD OF THE CONTINUATION OF THE PRESENT FEDERAL INCOME TAX LAWS OR OF THE CURRENT INTERPRETATION BY THE INTERNAL REVENUE SERVICE. MOREOVER, THIS SUMMARY DISCUSSES ONLY CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO "UNITED STATES PERSONS," AND NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS. UNITED STATES PERSONS MEANS CITIZENS OR RESIDENTS OF THE UNITED STATES, DOMESTIC CORPORATIONS, DOMESTIC PARTNERSHIPS AND TRUSTS OR ESTATES THAT ARE SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF THEIR INCOME.

     The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). Qualified Policies are designed for use by individuals whose Purchase Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the amounts held under a Policy, on Annuity Payments, and on the economic benefit to the Policy Owner, the Annuitant, or the Beneficiary depends, among other things, on the type of retirement plan, on the tax and employment status of the individual concerned and on the employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

Tax Status of the Policy
------------------------
     The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

Taxation of Annuities
---------------------
     In General. Section 72 of the Code governs taxation of annuities in general. United of Omaha believes that the Policy Owner who is a natural person generally is not taxed on increases (if any) in the value of a Policy until distribution occurs by withdrawing all or part of the Accumulation Value (e.g., partial withdrawals, full surrenders or Annuity Payments under the Payout Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value (and in the case of a Qualified Policy, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.
     The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy's Accumulation Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule, and a prospective Policy Owner that is not a natural person may wish to discuss these with a competent tax adviser.

     THE FOLLOWING DISCUSSION GENERALLY APPLIES TO A POLICY OWNED BY A NATURAL PERSON.

     Surrenders and Partial Withdrawals. In the case of a surrender or partial withdrawal (including systematic withdrawals) under a QUALIFIED POLICY, under
Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit for balance under the retirement plan. The "investment in the contract" generally equals the amount of any purchase payments paid by or on behalf of any individual. For a Policy issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Policy.
     With respect to NONQUALIFIED POLICIES, partial withdrawals (including systematic withdrawals) are generally treated as taxable income to the extent that the Accumulation Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time.
     Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."
     Annuity Payments. Although tax consequences may vary depending on the Payout Option elected under the Policy, in general, only the portion of the payout that represents the amount by which the Accumulation Value exceeds the
"investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional payments is taxable. In general there is no tax on the portion of each Annuity Payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the "investment in the contract" as of the Annuity Starting Date over the aggregate amount of Annuity Payments received on or after the Annuity Starting Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.
     Penalty Tax. In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (a) made on or after the date on which the Policy Owner attains age 59 1/2; (b) made as a result of death or disability of a Policy Owner; (c) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Policy Owner and a "designated beneficiary"; (d) from a qualified plan; (e) allocable to investment in the Policy before August 14, 1982; (f) under a qualified funding asset (as defined in Code section 130(d)); (g) under an immediate annuity (as defined in Code Section 72(u)(4)); or (h) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions under a Qualified Policy.
     Death Benefit Proceeds. Amounts may be distributed from the Account because of the death of a Policy Owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above; or (2) if distributed under an Annuity Payout Option, they are taxed in the same manner as Annuity Payments, as described above.
     Transfers, Assignments, or Exchanges of the Policy. A transfer of ownership of a Policy, the designation of an Annuitant or Beneficiary who is not also the Policy Owner, the selection of certain annuity starting dates, or the exchange of a Policy may result in certain tax consequences to the Policy Owner that are not discussed herein. Policy Owners contemplating any such transfer, assignment, or exchange of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.
     Multiple Policies. All nonqualified deferred annuity contracts that are issued by United of Omaha (or its affiliates) to the same Policy Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. Any Policy Owner or prospective Policy Owner contemplating the purchase of more than one annuity in a calendar year should consult a tax advisor.
     Withholding. Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Effective January 1, 1994, distributions from certain qualified plans are generally subject to mandatory withholding. Certain states also require withholding of state income taxes whenever federal income taxes are withheld.
     Possible Changes in Taxation. In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).
     Other Tax Consequences. As noted above, the foregoing discussion of the Federal income tax consequences under the Policy is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect United of Omaha's understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on the individual circumstances of each Policy Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Qualified Plans
---------------
     The Policy is designed for use with several types of qualified plans. The tax rules applicable to Policy Owners in qualified plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of $155,000 annually, distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Policy with the various types of qualified plans. Policy Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy. Some retirement plans are subject to distribution and other requirements that are not incorporated into United of Omaha's Policy administration procedures. Policy Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Following are brief descriptions of the various types of qualified plans in connection with which United of Omaha may be able to issue the Policy: POLICIES FOR ALL TYPES OF QUALIFIED PLANS MAY NOT BE AVAILABLE IN ALL STATES. When issued in connection with a qualified plan, the Policy will be amended as necessary to conform to the requirements of the Code.

     Qualified Pension and Profit Sharing Plans. Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Policy in order to accumulate retirement savings under the plans. In Contracts issued to such retirement plans, the plan trustee shall be the Owner and the Annuitant.


     The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. Purchasers of a Policy for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Policy to their specific needs. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy.
     Individual Retirement Annuities and Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Policy for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Policy for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. Purchasers should seek competent advice as to the suitability of the Policy for use with IRAs. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with IRA qualification requirements.
     The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
     Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Policy Owner attains age 59 1/2, upon the Policy Owner's separation from service, upon the Policy Owner's death or disability, or for an amount not greater than the total of such contributions in the case of hardship.



     Section 457 Deferred Compensation ("Section 457") Plans. Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. The plans may permit participants to specify the form of investment for their deferred compensation accounts. In general, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

General
-------
     At the time the initial Purchase Payment is made, a prospective purchaser must specify whether he or she is purchasing a Nonqualified Policy or a Qualified Policy. If the initial Purchase Payment is derived from an exchange or surrender of another annuity contract, United of Omaha may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. United of Omaha will require that persons purchase separate Policies if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Policy would require the minimum initial Purchase Payment stated above. Additional Purchase Payments under a Policy must qualify for the same federal income tax treatment as the initial Purchase Payment under the Policy; United of Omaha will not accept an additional Purchase Payment under a Policy if the Federal income tax treatment of such Purchase Payment would be different from that of the initial Purchase Payment.

                           DISTRIBUTOR OF THE POLICIES
                           ---------------------------

     Mutual of Omaha Investor Services ("MOIS"), 10235 Regency Circle, Omaha Nebraska 68114, is the principal underwriter of the Policies. Like United of Omaha, MOIS is a 100% owned subsidiary of Mutual of Omaha Insurance Company. MOIS has entered or will enter into one or more contracts with various broker-dealers for the distribution of the Policies. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

                                  VOTING RIGHTS
                                  -------------

     To the extent required by law, United of Omaha will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds in accordance with instructions received from persons having voting interests in the portfolios. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should be amended or if the present interpretation thereof should change, and as a result United of Omaha determines that it is permitted to vote Series Fund shares in its own right, it may elect to do so. The Series Funds may not hold routine annual Shareholder meetings.
     The Policy Owner holds the voting interest in the selected Portfolios. The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that an Owner has the right to instruct for a particular Subaccount will be determined by dividing his or her Accumulation Value in the Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. Each Owner having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                                LEGAL PROCEEDINGS
                                -----------------

     There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. United of Omaha is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

     A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:


                                TABLE OF CONTENTS
                                -----------------
                                                                         Page


The Policy-General Provisions..........................................    2
     Owner and Joint Owner.............................................    2
     Death of Annuitant................................................    2
     Entire Policy  ...................................................    2
     Incontestability ................................................     2
     Deferment of Payment and Transfers................................    2
     Misstatement of Age or Sex........................................    2
     Nonparticipating................................................      3
     Assignment    ....................................................    3
     Evidence of Age or Survival.......................................    3
Federal Tax Matters . . . . ...........................................    3
     Tax Status of the Policy..........................................    3
     Taxation of United of Omaha.......................................    4
Investment Experience .................................................    4
State Regulation of United of Omaha ...................................    4
Administration . . . . . . . . ........................................    5
Records and Reports ...................................................    4
Distribution of the Policies ..........................................    4
Custody of Assets . . . . . . . .......................................    5
Historical Performance Data............................................    5
     Money Market Yields ..............................................    6
     Other Subaccount Yields ..........................................    6
     Total Returns  . . . . . . .......................................    7
     Other Performance Data............................................    7
Legal Matters  . . . . ................................................    7
Independent Auditors  . . . ...........................................    8
Other Information . . . . . . .........................................    8
Financial Statements  . . . . . .......................................    8

                       STATEMENT OF ADDITIONAL INFORMATION

                    THE ULTRANNUITY SERIES V VARIABLE ANNUITY
                    -----------------------------------------


               Issued through: UNITED OF OMAHA SEPARATE ACCOUNT C

               Offered by: UNITED OF OMAHA LIFE INSURANCE COMPANY

                              Mutual of Omaha Plaza
                              Omaha, Nebraska 68175
                              ---------------------


     This Statement of Additional information expands upon subjects discussed in the current Prospectus for the Ultrannuity Series V Variable Annuity Policy (the "Policy") offered by United of Omaha Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1996 by calling 1-800-238-9354 or by writing to the Service Office: United of Omaha Annuity Service Division, P.O. Box 419472, Kansas City, MO 64141-6472. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE SERIES FUNDS


Dated:  May 1, 1996
                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
The Policy-General Provisions ......................................         2
        Owner and Joint Owner.......................................         2
        Death of Annuitant..........................................         2
Entire Policy ......................................................         2
        Incontestability ...........................................         2
        Deferment of Payment and Transfers..........................         2
        Misstatement of Age or Sex..................................         2
        Nonparticipating............................................         3
        Assignment..................................................         3
        Evidence of Age or Survival.................................         3
Federal Tax Matters (33)............................................         3
        Tax Status of the Policy....................................         3
        Taxation of United of Omaha.................................         4
Investment Experience ..............................................         4
State Regulation of United of Omaha.................................         4
Administration .....................................................         5
Records and Reports.................................................         4
Distribution of the Policies (29)...................................         4
Custody of Assets...................................................         5
Historical Performance Data (18)....................................         5
        Money Market Yields.........................................         6
        Other Subaccount Yields.....................................         6
        Total Returns...............................................         7
        Other Performance Data......................................         7
Legal Matters.......................................................         7
Independent Auditors ...............................................         8
Other Information...................................................         8
Financial Statements (13)...........................................         8


(Numbers in parentheses indicate corresponding sections of the Prospectus).

        In order to supplement the description in the Prospectus, the following provides additional information about United of Omaha and the Policy which may be of interest to an Owner.

                        THE POLICY - GENERAL PROVISIONS
                        -------------------------------
Owner and Joint Owner
---------------------
        While the Owner is alive, only the Owner may exercise the rights under the Policy. Ownership may be changed as described below under "Assignment." If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

Death of Annuitant
------------------
        If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of the Owner rather than of the Annuitant.
        If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

Entire Contract
---------------
        The entire contract is the Policy, data page, any riders and the signed application, a copy of which will be attached to the Policy. All statements made in the application will be deemed representations and not warranties. No statement, unless it is in the application, will be used by United of Omaha to contest the Policy or deny a claim.
        Any change of the Policy and any riders requires the consent of the president, vice president, assistant vice president, the secretary or assistant secretary of United of Omaha. No agent or Registered Representative has authority to change or waive any provision of the Policy.
        United of Omaha reserves the right to amend the Policies to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. A Policy Owner can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

Deferment of Payment and Transfers
----------------------------------
        United of Omaha will usually pay any amounts payable from the Variable Account as a result of a partial withdrawal or cash surrender within seven days after receiving written request at the Service Office in a form satisfactory to United of Omaha. United of Omaha can postpone such payments or any transfers of amounts between Subaccounts or into the Fixed Account if:
        (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
        (b) trading on the New York Stock Exchange is restricted;
        (c) an emergency exists as determined by the Securities Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or
        (d) the Securities Exchange Commission permits delay for the protection of security holders. The applicable rules of the Securities Exchange Commission will govern as to whether the conditions in (c) or (d) exist.
        United of Omaha may defer payment of partial withdrawals or a surrender from the Fixed Account for up to six months from the date written request is received at the Service Office.

Incontestability
----------------
        United of Omaha will not contest the validity of the Policy after it has been in force during the lifetime of the Owner for two years from the Date of Issue.

Misstatement of Age or Sex
--------------------------
        United of Omaha may require proof of the age of the Annuitant before making any life annuity payment. If the age or sex of the Annuitant has been misstated, the Annuity Starting Date and Annuity Payments will be determined using the correct age and sex. If misstatement of age or sex results in Annuity Payments that are too large, the overpayments will be deducted from future Annuity Payments. If United of Omaha has made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

Nonparticipating
----------------
        No dividends will be paid. Neither the Owner nor the Beneficiary will have the right to share in United of Omaha's surplus earnings or profits.

Assignment
----------
        The Owner may change the ownership of the Policy or pledge it as collateral by assigning it. No assignment will be binding on United of Omaha until United of Omaha records and acknowledges it. The rights of any Payee will be subject to a collateral assignment.
        If the named Beneficiary is irrevocable, a change of ownership or a collateral assignment may be made only by joint written request from the Owner and the named Beneficiary. On the Annuity Starting Date, the Owner may select another Payee, but the Owner retains all rights of ownership unless the Owner signs an absolute assignment.

Evidence of Age or Survival
---------------------------
        United of Omaha reserves the right to require proof of the age or survival of any Owner, Annuitant or Payee. No payment will be made until United of Omaha receives such proof.


        Variable Annuity Units. All variable annuity payments other than the first are determined by means of Variable Annuity Units credited to the Policy with respect to the particular Payee. The number of Variable Annuity Units for each applicable subaccount is the amount of the first annuity payment attributable to that subaccount divided by the Annuity Unit Value for that subaccount as of the Annuity Starting Date. The number of Variable Annuity Units of each particular subaccount credited with respect to the Payee or Annuitant then remains fixed unless a transfer of Variable Annuity Units is made as described below. The number of Variable Annuity Units will not change as a result of investment experience.
               For any Valuation Period, the value of a Variable Annuity Unit of a particular subaccount is the Variable Annuity Unit value during the last Valuation Period for that particular Subaccount, multiplied by the Net
Investment Factor for that subaccount for the current Valuation Period. The value of a subaccount may increase or decrease from one Valuation Period to the next.
               The Net Investment Factor for any subaccount for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:
        (a) is the net result of:
            (1)the net asset value of a Portfolio share held in the subaccount determined as of the end of the current Valuation Period, plus
            (2)the per share amount of any declared and unpaid dividends or capital gains accruing to that Portfolio, plus or minus
            (3)a per share  credit or charge  with  respect to any taxes paid or reserved for by United of Omaha during the Valueation Period which is determined by United of Omaha to be attributable to the operations of the subaccount;
        (b) is the net asset value per share of the Fund held in the subaccount determined as of the end of the preceding Valuation Period plus or minus the per share credit or charge with respect to any taxes paid or reserved for the preceding Valuation Period; and
        (c) is the asset charge factor determined by United of Omaha for the Valuation Period to reflect the Mortality and Expense Risk Charge and the Administrative Expense Charge deducted from the Variable Account. This factor is equal, on an annual basis, to 1.20% of the net asset value of the Variable Account.
The result is then multiplied by a factor that offsets the Assumed Investment Rate used to establish the Annuity Payment Rates found in the applicable Contract, which allows the actual investment rate to be credited. For a one day Valuation Period the factor is 0.99989255 using an Assumed Investment Rate of 4% per year.


                               FEDERAL TAX MATTERS
                               -------------------
Tax Status of the Policy
------------------------
        Diversification  Requirements.  Section  817(h) of the Internal  Revenue
Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their Portfolios, intends to comply with those diversification requirements. United of Omaha and the Series Funds have entered into agreements regarding partici-pation in the Series Funds that requires the Series Funds and their Portfolios to be operated in compliance with the Treasury regulations.
        Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.
        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and policy values. These differences could result in an Owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, United of Omaha does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. United of Omaha therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.
        Distribution Requirements. The Code also requires that Nonqualified Policies contain specific provisions for distribution of Policy Proceeds upon the death of an Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that if an Owner dies on or after the Annuity Starting Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Owner's death. If an Owner dies before the Annuity Starting Date, the entire interest in the Policy must generally be distributed within five years after the Owner's date of death, these requirements are considered to be satisfied if the entire interest in the Policy is used to purchase an immediate annuity under which payments will begin within one year of the Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the deceased Owner's surviving spouse, the Policy may be continued with the Owner's surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policies satisfy all such Code requirements. The provisions contained in the Policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of United of Omaha
---------------------------
        United of Omaha at present is taxed as a life  insurance  company  under part I of Subchapter L of the Code. The Variable Account is treated as part of United of Omaha and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. United of Omaha does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by United of Omaha with respect to the Variable Account, United of Omaha may make a charge to the Variable Account.

                       STATE REGULATION OF UNITED OF OMAHA
                       -----------------------------------
        United of Omaha is subject to the laws of Nebraska governing insurance companies and to regulation by the Nebraska Division of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of United of Omaha for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine United of Omaha's contract liabilities and reserves so that the Department may certify the items are correct. United of Omaha's books and accounts are subject to review by the Department of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, United of Omaha is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                 ADMINISTRATION
                                 --------------
        United of Omaha has an administrative services agreement with Continuum/Vantage Computer Systems, (the "Administrator"), P.O. Box 419472, Kansas City, Missouri 64141-6472. The services provided by the Administrator under the agreement include issuance and redemption of the Policies, maintenance of records concerning the Policies, and certain valuation services.
        If the Administrator does not continue to provide these services because the administrative services agreement is not renewed or for any other reason, United of Omaha will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in United of Omaha's sole discretion, affords the best service at the lowest cost. United of Omaha, however, reserves the right to select a provider of services which United of Omaha its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere. If United of Omaha does not secure these services on a basis which it deems satisfactory, it may elect to perform all or any part of the services itself or through a subsidiary or affiliate.

                               RECORDS AND REPORTS
                               -------------------
        All records and accounts relating to the Variable Account will be maintained by United of Omaha or by its Administrator. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, United of Omaha will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES
                          ----------------------------
        The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and United of Omaha does not anticipate discontinuing the offering of the Policies. However, United of Omaha reserves the right to discontinue the offering of the Policies.


     Mutual of Omaha Investor Services, Inc. ("MOIS") will be the principal underwriter of the Policies. The Policies will be distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 7.5% of Purchase Payments. From January 1 through December 31, 1995, United of Omaha paid $_____________ in total compensation to MOIS; of this amount MOIS retained $____________ as concessions for its services as Principal Underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.


                                CUSTODY OF ASSETS
                                -----------------
        The assets of each of the Subaccounts of the Variable Account are held by United of Omaha. The assets of the Variable Account are segregated and held separate and apart from United of Omaha's general account assets. United of Omaha or the Administrator maintains records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by United of Omaha's fidelity bond, presently in the amount of $10 million, covering the acts of officers and employees of United of Omaha.

                           HISTORICAL PERFORMANCE DATA
                           ---------------------------



        From time to time, United of Omaha may disclose yields, total returns, and other performance data pertaining to the Policies for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.
        The yields and total returns of the Subaccounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yields and total returns for any given past period are not an indication or representation of future yields or rates of return. A Subaccount's actual yield and total return is affected by the types and quality of portfolio securities held by the Portfolio and its operating expenses.
        Because of the charges and deductions imposed under a Policy, the yields and total returns for the Subaccounts will be lower than the yields and total returns for their respective Portfolios. The yield figures will not reflect the Withdrawal Charge. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax charge that may be applicable to a particular Policy. Premium taxes currently range for 0% to 3.5% of Purchase Payments based on the state in which the Policy is sold. For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is reflected.
                                      - 5 -

Money Market Yields
-------------------


        From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Portfolio or on its portfolio securities. As of 12/31/95, this current annualized yield is $____________.


      This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per Unit charges for the hypothetical account for:
(1) the annual Policy Fee; (2) the Administrative Expense Charge; and (3) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily, based on an anticipated average Accumulation Value of $30,000. Yield figures will not reflect the Withdrawal Charge.
        Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio.
        The Securities and Exchange Commission also permits United of Omaha to disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
        The current and effective yields on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types of quality of portfolio securities held by the Money Market Portfolio and the Money Market Portfolio's operating expenses. Yields figures do not reflect the effect of any Withdrawal Charge that may be applicable to a Policy. For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is included.

Other Subaccount Yields
-----------------------
        From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.
        The yield is computed by: (a) dividing the net investment income of the Portfolio attributable to the Subaccount Accumulation Units less Subaccount expenses for the period by the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; (b) compounding that yield for a six-month period; and (c) multiplying that result by 2. Expenses attributable to the Subaccount include:
(a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the yield calculation, based on an anticipated average Accumulation Value of $30,000. For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is included. The 30-day or one-month yield is calculated according to the following formula:
            Yield = 2  {a-b + 1}  6 - 1]
                        ---
                        [   cd        ]
            Where:
            a  =-- net  income of the  Portfolio  for the  30-day  or  one-month period attributable to the Subaccount's Accumulation Units.
            b =-- expenses of the Subaccount for the 30-day or one-month period. c =-- the average number of Accumulation Units outstanding.
            d =-- the Accumulation Unit value at the close of the last day in the 30-day or one-month period.

        Because of the charges and deductions imposed under the Policies, the yield for a Subaccount will be lower than the yield for the corresponding Series Fund Portfolio.
        Yield calculations do not take into account the Withdrawal Charge under the Policy (a maximum of 7% of the Purchase Payments surrendered or withdrawn).

Average Annual Total Returns
----------------------------
        From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.
        When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Until a Subaccount has been in operation for 10 years, United of Omaha will always include quotes of average annual total return for the period measured from the date the Policies were first offered for sale. Average annual total returns for other periods of time may, from time to time, also be disclosed.
        Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. Average annual total returns will be calculated using Subaccount Accumulation Unit values which United of Omaha calculates at the end of each Valuation Period based on the performance of the Subaccount's underlying Portfolio, the deductions for (a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the calculation of average annual total returns, based on an anticipated average Accumulation Value of $30,000. The calculation also assumes surrender of the Policy at the end of the period for the return quotation. Standard total returns will therefore reflect a deduction of any applicable Withdrawal Charge. For the class of Policies issued with the Elective Death Benefit Amendment, the deduction for the Death Benefit Charge is also reflected. The total return will then be calculated according to the following formula:

                         P(1+TR) n = ERV
        Where:
            P = -- a hypothetical  initial Purchase  Payment of $1,000.
            TR = -- the average annual total return.
            ERV = -- the ending  redeemable  value (net of any  applicable
                      Withdrawal Charge) of the hypothetical account at the end of the period.
            n =-- the number of years in the period.

        United of Omaha may disclose Cumulative Total Returns in conjunction with the standard formats described above. The Cumulative Total Returns will be calculated using the following formula:
                                CTR = (ERV/P) - 1
        Where:
           CTR = -- The  Cumulative  Total Return net of  Subaccount  recurring charges for the period.
           ERV = -- The ending redeemable value of the
                    hypothetical investment at the end of the period.
           P =     -- A hypothetical initial Purchase Payment of $1,000.

Other Information
-----------------
        The following is a partial list of those publications which may be cited in the Series Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

Across the Board
Advertising  Age
American Banker
Barron's
Best's Review
Broker World
Business  Insurance
Business Month
Business Week
Changing Times
Consumer Reports
Economist
Financial  Planning
Financial  World
Forbes
Fortune
Inc.
Institutional Investor
Insurance Forum
Insurance Sales
Insurance Week
Journal of Accountancy
Journal of the American Society
      of CLU & ChFC
Journal of Commerce
Life Association News
Life Insurance Selling
Manager's Magazine
Market Facts
Money

                                  LEGAL MATTERS
                                  -------------

        Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Policies has been provided to United of Omaha by Sutherland, Asbill & Brennan, of Washington D.C. All matters of state law, including the validity of the Policy and United of Omaha's authority to issue the Policy, have been passed upon by Lawrence F. Harr, Executive Counsel of United of Omaha.

                                OTHER INFORMATION
                                -----------------

        A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


                              FINANCIAL STATEMENTS
                              --------------------


        This Statement of Additional Information contains financial statements for the Variable Account as of December 31, 1995. Coopers & Lybrand, 1200 Landmark Center, 1299 Farnam Suite 1000, Omaha, Nebraska 68102- 1842 serves as independent auditors for the Variable Account, and in that capacity audits the Accounts Financial Statements.
        The Financial Statements of United of Omaha as of December 31, 1995, 1994 and 1993 included in this Registration Statement have also been audited by Coopers & Lybrand, Omaha, Nebraska. The financial statements of United of Omaha should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

PART C      OTHER INFORMATION

Item 24.Financial Statements and Exhibits
      (a) Financial Statements

     All  required  financial   statements  are  included  in  Part  B  of  this
     Registration Statement.

        (b) Exhibits:  The following exhibits are filed herewith:

   (1) (a) Resolution of the Board of Directors of United of Omaha Life Insurance Company establishing the Variable Account. Note 1.

   (2)        Not Applicable.

   (3)  (a)   Principal  Underwriting  Agreement  by and  between United  of
              Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services,
              Inc. Note 3.

        (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. Note 3.

   (4)  (a)   Form of Policy for the Ultrannuity Series V Variable Annuity.
              Note 3.

        (b)   Form of Rider.

   (5)  Form of Application for the Ultra Annuity Series V Variable Annuity.
        Note 3.
   (6)  (a)   Articles of Incorporation of United of Omaha Life Insurance
              Company.  Note 1.

        (b)   Bylaws of United of Omaha Life Insurance Company.  Note 1.

   (7)        Not Applicable.

   (8)  (a)   Participation Agreement by and between United of Omaha Life
              Insurance Company and the Alger American Fund.  Note 3.

        (b) Participation Agreement by and between United of Omaha Life Insurance Company and the Insurance Management Series. Note 3.

        (c) Participation Agreement by and between United of Omaha Life Insurance Company and the Fidelity VIP Fund and Fidelity VIP Fund II. Note 2.

        (d) Participation Agreement by and between United of Omaha Life Insurance Company and MFS Variable Insurance Trust. Note 3.

        (e) Participation Agreement by and between United of Omaha Life Insurance Company and the Scudder Variable Life Investment Fund.
              Note 2.

        (f) Participation Agreement by and between United of Omaha Life Insurance Company and T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T.Rowe Price Equity Series. Note 2.

        (g) Administrative Services Agreement by and between United of Omaha Life Insurance Company and Vantage Computer Systems. Note 2.


 (9)  (a)(i)  Opinion of Counsel.  Note 4.


         (ii) Consent of Counsel.

            (b)      Consent of Outside Counsel.

      (10)  Consent of Independent Auditors.

      (11)  Not Applicable.

      (12)  Not Applicable.

      (13)  Schedules for Computation of Performance Data.


      (14)  Financial Data Schedule



      (15)  Powers of Attorney (Note 4.)


   Note 1. Incorporated by Reference to the Registration Statement for United of Omaha Separate Account C filed on December 3, 1993
            (File No. 33-72546).

   Note 2. Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on March 11, 1994
            (File No. 33-72546).

   Note 3. Incorporated by reference to the Preeffective Amendment No. 1 to the Registration Statement for United of Omaha Separate Account C filed on May 26, 1995 (File No 33-89848).


   Note 4. Incorporated by reference to the Preeffective Amendment No. 2 to the Registration Statement for United of Omaha Separate Account C filed on June 5, 1995 (File No 33-89848).


Item 25.    Directors and Officers of the Depositor

                                                         Principal Positions
Name and                                                  and Offices with
Business Address*                                             Depositor

   Thomas J. Skutt                                 Chairman of the Board and
                                                     Chief Executive Officer

   John W. Weekly                               Vice Chairman, President and
                                                     Chief Operating Officer

   Gale E. Davis                                                    Director

   Samuel L. Foggie                                                 Director

   William J. Hetzler                                               Director

   Mrs. Bob (Dolores) Hope                                          Director

   John D. Minton                                                   Director

   Hugh V. Plunkett, III                                            Director

   Richard J. Sampson                                               Director
--------
*The principal business address of each person listed is Mutual of Omaha Plaza, Omaha, Nebraska 68175, unless otherwise indicated.

   Oscar S. Straus                                               Director

   G. Ronald Ames                         Senior Executive Vice President

   Cecil D. Bykerk                    Senior Executive Vice President and
                                                            Chief Actuary
   Donald J. Goaley                       Senior Executive Vice President

   M. Jane Huerter                    Senior Executive Vice President and
                                                      Corporate Secretary

   Randall C. Horn                        Senior Executive Vice President

   Ernest B. Johnston                     Senior Executive Vice President

   John L. Maginn                     Senior Executive Vice President and
                                   Chief Investment Officer and Treasurer

   Thomas J. McCusker                     Senior Executive Vice President

   Richard J. Sampson                     Senior Executive Vice President

   Thomas T. Sawicz                       Senior Executive Vice President

   John A. Sturgeon                   Senior Executive Vice President and
                                                      General Comptroller


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant


                                                           Percentage     Principal
Name of Corporation (Where Organized)                       Ownership      Business

Mutual of Omaha Insurance Company (NE)                            NA       Health Insurer
   ARD-RICH Realty Corp. (NY)                                    100%      Real Estate Investments
   Kirkpatrick, Pettis, Smith, Polian Inc. (NE)                  100%      Investment Banking Securities
                                                                             Brokerage and Money Management
        KPM Investment Management, Inc. (NE)                     100%      Investment Advisor
        Kirkpatrick Pettis Trust Company (NE)                    100%      Trust Company
   Mutual Asset Management Co. (NE)                              100%      Asset Management Services
   Mutual of Omaha Health Plans, Inc. (NE)                       100%      Managed Health Care Company
        Exclusive Healthcare, Inc. (NE)                          100%      Health Maintenance Organization
             Mutual of Omaha of Colorado and PRIMERA, Inc. (CO)  100%      Health Maintenance Organization
             Mutual of Omaha Health Plans of Lincoln, Inc. (NE)  100%      Health Maintenance Organization
             Preferred HealthAlliance, Inc. (NE)                  51%      Managed Health Care Company
        Mutual of Omaha Dental Plans of Nebraska, Inc. (NE)      100%      Prepaid Dental Service Organization
        Mutual of Omaha Dental Plans of Nevada, Inc. (NV)        100%      Prepaid Dental Service Organization


        Mutual of Omaha Dental Plans of Indiana, Inc. (IN)       100%      Prepaid Dental Service Organization


        Mutual of Omaha of South Dakota &
         Community Health Plus HMO, Inc. (SD)                    100%      Health Maintenance Organization


    Mutual of Omaha Tri-State Health Plans, Inc. (TN)            100%      Health Maintenance Organization


   Mutual of Omaha Investor Services, Inc. (NE)                  100%      Securities Broker/Dealer
   Mutual of Omaha Marketing Corporation (NE)                    100%      Insurance Marketing Organization
   Mutual of Omaha U.K. Limited (England)                        100%      (Inactive)

                                                C - 3




     The Omaha Indemnity Company (WI)                            100%      Auto & Homeowner Insurer
                                                                              (No new business since 1986)
     Omaha Property and Casualty Insurance Company (a/)          100%      Personal Property & Casualty Insurer
          Adjustment Services, Inc. (NE)                         100%      Claims Adjusting Company
     Omex Realty, Inc. (NE)                                      100%      Real Estate Investments
     Tele-Trip Company, Inc. (DE)                                100%      Travel Services & Insurance
                                                                                 Marketing Organization
     UB Realty, Inc. (NE)                                        100%      Real Estate Investments
     United of Omaha Life Insurance Company (NE)                 100%      Life Health & Accident Insurer
                                                                                (all states except NY)
          Companion Life Insurance Company (NY)                  100%      Life Insurer (NY only)
          Mutual of Omaha Structured Settlement Company (NE)     100%     Structured Settlement Assignment
                                                                                Company
          Mutual of Omaha Structured Settlement Company (CT)     100%     Structured Settlement Assignment
                                                                                Company
          United World Life Insurance Company (b/)               100%      Life Health & Accident Insurer

a/ Incorporated in Delaware.  Redomesticated to Nebraska.
b/ Incorporated in Illinois.  Redomesticated to Nebraska.

*  Subsidiaries are indicated by indentations.  All companies file independent financial statements, except Kirkpatrick
Pettis Smith Polian Inc. and KPM Investment Management Inc. file consolidated financial statements.



Item 27.       Number of Policyowners


      As of December 31, 1995, there were 628 Owners of the Policies.

Item 28.       Indemnification

   The Nebraska Business Corporation Act (Section 21-2004(15)) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nevada Business Corporation Act also specifies procedures for determining when indemnification payments can be made.
   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United of Omaha pursuant to the foregoing provisions, or otherwise, United of Omaha has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by United of Omaha of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), United of Omaha will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. With respect to indemnification, Section XI of United of Omaha's Articles of Incorporation provides as follows:

               An outside director of the Company shall not be personally liable in the Company on its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (v) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

               For purposes of this ARTICLE XI, an outside director shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

               If the Nebraska Business Corporation Act is amended after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

               Any repeal or modification of the foregoing ARTICLE XI by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

   Article VII of United of Omaha's Bylaws provides as follows:
               Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person then is or was a director, officer, employee, or agent of the Company (or is or was serving at the request of the Company in any such capacity for an other legal entity or enterprise, shall be indemnified by the Company against expense, judgements, fines, and amounts paid in settlement to the full extent that such persons are permitted to be indemnified by the laws of the State of Nebraska as in effect as of any date of determination. The provisions of this Article shall not adversely affect any right to indemnification which any person may have apart from the provisions of this Article.

Item 29.       Principal Underwriter

      In addition to Registrant, Mutual of Omaha Investor Services is the Principal Underwriter for policies offered by Companion Life Insurance Company through Companion Life Separate Account C. The directors and officers of Mutual of Omaha Investor Services, Inc. are as follows:

            NAME                             TITLE
            ----                             -----

            William J. Bluvas**/     Vice President, Finance and
                                            Treasurer

            M. Jane Huerter**               Secretary and Director

            Scott C. Hoyt***/               Assistant Secretary

            Michael F. Gentile**/           Vice President, Operations

            Linda K. Augustyn**/            Vice President,
                                            Investor Relations and
                                            Communications

            G. Ronald Ames***/              Director

            Lawrence F. Harr***/            Director

            Thomas T. Sawicz***/            Director

            John A. Sturgeon***/            Director

            John W. Weekly***/       Chairman, Director



Item 30.Location of Accounts and Records

            The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha Life Insurance Company at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 31.Management Services.

            All management policies are discussed in Part A or Part B of this registration statement.

Item 32.Undertakings

            (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Purchase Payments under the Policy may be accepted.
            (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or
(ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.
--------
**The  principal  business  address is Mutual of Omaha  Plaza,  Omaha,  Nebraska
68175.

            (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United of Omaha at the address or phone number listed in the Prospectus.


Section 403(b) Representations
------------------------------
        United of Omaha represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Statement Pursuant to Rule 6c-7:  Texas Optional Retirement Program
--------------------------------  ---------------------------------
        United of Omaha and the Variable Account rely on 17 C.F.R. ss. 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Posteffective Amendment No. 1 to the Registration Statement to be signed on its behalf, in the City of Omaha and State of Nebraska, on this 29th day of February, 1996.

                                     UNITED OF OMAHA SEPARATE ACCOUNT C

                                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                                     Depositor

                                            /s/ Kenneth W. Reitz
                                     ---------------------------------------
                                     By:    Kenneth W. Reitz
                                            First Vice President & Counsel



        As required by the Securities Act of 1933, this Preeffective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the duties indicated.



Signatures                           Title                          Date
----------                           -----                          ----

          /s/ by Thomas J. Skutt
by__________________________* Chairman of the Board and           2/29
Thomas J. Skutt       Chief Executive Officer                -------------------
                                                                 1996


          /s/ by John W. Weekly
by__________________________* Vice-Chairman of the Board,         2/29
John W. Weekly        President and Chief Operating Officer  -------------------
                                                                 1996


          /s/ by John A. Sturgeon
by__________________________* General Comptroller                 2/29
John A. Sturgeon             (Principal Financial Officer    -------------------
                              and Principal Accounting            1996
                              Officer)


          /s/ by Samuel L. Foggie
by__________________________* Director                           2/29
Samuel L. Foggie                                             -------------------
                                                                 1996


          /s/ by William J. Hetzler
by__________________________* Director                           2/29
William J. Hetzler                                           -------------------
                                                                      1996


          /s/ by Mrs. Bob (Dolores) Hope
by__________________________* Director                          2/29
Mrs. Bob (Dolores) Hope                                      -------------------
                                                                       1996


          /s/ by John D. Minton
by__________________________* Director                          2/29
John D. Minton                                               -------------------
                                                                       1996


          /s/ by Hugh V. Plunkett, III
by__________________________* Director                         2/29
Hugh V. Plunkett, III                                        -------------------
                                                                       1996

       /s/ by Richard J. Sampson

by__________________________* Director                          2/29
Richard J. Sampson                                           -------------------
                                                                   1996


          /s/ by Conrad S. Young
by__________________________* Director                           2/29
Oscar S. Straus                                              -------------------
                                                                   1996


          /s/ by Conrad S. Young
by__________________________* Director                           2/29
Conrad S. Young                                              -------------------
                                                                   1996



* Signed by Kenneth W. Reitz under Powers of Attorney executed on May 22 and 23 and June 1, 1995.

--------------------------------------------------------------------------------


                                                       Registration No. 33-89848
                                                                        811-8190

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                      -----



                       UNITED OF OMAHA SEPARATE ACCOUNT C

                                       OF

                                 UNITED OF OMAHA

                             LIFE INSURANCE COMPANY



                            -----------------------
                                    EXHIBITS
                            -----------------------

                                       TO


                       REGISTRATION STATEMENT ON FORM N-4

                                      UNDER

                           THE SECURITIES ACT OF 1933
                                       AND
                       THE INVESTMENT COMPANY ACT OF 1940
                                      -----

-------------------------------------------------------------------------------



                                   May 1, 1996

                                  EXHIBIT INDEX

Exhibit     Description of                                          Page
  No.          Exhibit                                              No. *



(9)(a)(ii)   Consent of Counsel.

(14)         Financial Data Schedule.


--------
*Page numbers included only in manually executed original in compliance with Rule 403(d) under the Securities Act of 1933.